Exhibit 10.1

EXECUTION COPY

J.B. HUNT TRANSPORT, INC.
J.B. HUNT TRANSPORT SERVICES, INC.

MASTER NOTE PURCHASE AGREEMENT

Dated as of July 15, 2007

$1,500,000,000 Aggregate Principal Amount

Senior Notes Issuable in Series

Initial Issuance of

$200,000,000 6.08% Senior Notes due July 26, 2014

PPN: 44565# AE1

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	5.18	Environmental Matters	13

6.	REPRESENTATIONS OF THE PURCHASERS		14
	6.1	Purchase for Investment	14
	6.2	Source of Funds	14
	6.3	Accredited Investor	15

7.	INFORMATION AS TO PARENT		16
	7.1	Financial and Business Information	16
	7.2	Officer’s Certificate	18
	7.3	Electronic Delivery	19
	7.4	Visitation	19

8.	PREPAYMENT OF THE NOTES		20
	8.1	Required Prepayments	20
	8.2	Optional Prepayments	20
	8.3	Mandatory Offer to Prepay Upon Change of Control	21
	8.4	Allocation of Partial Prepayments	22
	8.5	Maturity; Surrender, etc.	22
	8.6	Purchase of Notes	23
	8.7	Make-Whole Amount	23
	8.8	LIBOR Breakage Amount	24

9.	AFFIRMATIVE COVENANTS		25
	9.1	Compliance with Law	25
	9.2	Insurance	25
	9.3	Maintenance of Properties	25
	9.4	Payment of Taxes and Claims	25
	9.5	Corporate Existence, etc.	26
	9.6	Books and Records	26
	9.7	Subsidiary Guaranty; Release	26
	9.8	Pari Passu Ranking	27

10.	NEGATIVE COVENANTS		27
	10.1	Ratio of Adjusted Debt to Cash Flow	27
	10.2	Fixed Charge Coverage Ratio	27
	10.3	Priority Debt	27
	10.4	Liens	28
	10.5	Subsidiary Indebtedness	29
	10.6	Mergers, Consolidations, etc.	29
	10.7	Sale of Assets	30
	10.8	Nature of Business	31
	10.9	Transactions with Affiliates	32
	10.10	Terrorism Sanctions Regulations	32

11.	EVENTS OF DEFAULT		32

12.	REMEDIES ON DEFAULT, ETC.		34
	12.1	Acceleration	34
	12.2	Other Remedies	35
	12.3	Rescission	35
	12.4	No Waivers or Election of Remedies, Expenses, etc.	36

13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES		36
	13.1	Registration of Notes	36
	13.2	Transfer and Exchange of Notes	36
	13.3	Replacement of Notes	37

14.	PAYMENTS ON NOTES		37
	14.1	Place of Payment	37
	14.2	Home Office Payment	37

15.	EXPENSES, ETC.		38
	15.1	Transaction Expenses	38
	15.2	Survival	38

16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT		38

17.	AMENDMENT AND WAIVER		39
	17.1	Requirements	39
	17.2	Solicitation of Holders of Notes	39
	17.3	Binding Effect, etc.	40
	17.4	Notes Held by Company, etc.	40

18.	NOTICES		40

19.	REPRODUCTION OF DOCUMENTS		41

20.	CONFIDENTIAL INFORMATION		41

21.	SUBSTITUTION OF PURCHASER		42

22.	MISCELLANEOUS		42
	22.1	Successors and Assigns	42
	22.2	Payments Due on Non-Business Days	43
	22.3	Accounting Terms	43
	22.4	Severability	43
	22.5	Construction	43
	22.6	Counterparts	43
	22.7	Governing Law	44
	22.8	Jurisdiction and Process; Waiver of Jury Trial	44

SCHEDULE A	—	Information Relating to Purchasers
SCHEDULE B	—	Defined Terms

SCHEDULE 5.3	—	Disclosure
SCHEDULE 5.4	—	Organization and Ownership of Shares of Subsidiaries; Affiliates
SCHEDULE 5.5	—	Financial Statements
SCHEDULE 5.8	—	Litigation
SCHEDULE 5.14	—	Use of Proceeds
SCHEDULE 5.15	—	Existing Indebtedness
SCHEDULE 10.4	—	Liens
SCHEDULE 10.5	—	Subsidiary Indebtedness

EXHIBIT 1.1	—	Form of Series 2007 Note
EXHIBIT 1.2	—	Form of Supplement
EXHIBIT 1.3	—	Form of Parent Guaranty
EXHIBIT 4.4(a)	—	Form of Opinion of Special Counsel for the Company
EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel to the Purchasers
EXHIBIT 9.7	—	Form of Subsidiary Guaranty

J.B. HUNT TRANSPORT, INC.
J.B. HUNT TRANSPORT SERVICES, INC.
615 J.B. Hunt Corporate Drive
Lowell, AR 72745
Phone: 479-820-8762
Fax: 479-820-8896

$1,500,000,000 Aggregate Principal Amount
Senior Notes Issuable in Series

Initial Issuance of
$200,000,000 6.08% Senior Notes due July 26, 2014

Dated as of July 15, 2007

TO EACH OF THE PURCHASERS LISTED IN

THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

J.B. HUNT TRANSPORT SERVICES, INC., an Arkansas corporation (the “Parent”), and J.B. HUNT TRANSPORT, INC., a Georgia corporation and a Subsidiary of the Parent (the “Company”), agree with you as follows:

1.             AUTHORIZATION OF NOTES.

1.1          Description of Notes to be Issued.

The Company has authorized the issue and sale of $200,000,000 aggregate principal amount of its 6.08% Senior Notes due July 26, 2014 (the “Series 2007 Notes”).  The Series 2007 Notes shall be substantially in the form set out in Exhibit 1.1, with such changes therefrom, if any, as may be approved by the Purchasers and the Company.  Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

1.2          Additional Series of Notes.

In addition to the issuance and sale of the Series 2007 Notes, the Company may from time to time issue and sell one or more additional series of notes (the “Additional Notes” and together with the Series 2007 Notes, the “Notes,” such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement) pursuant to this Agreement, provided that the aggregate principal amount of all Notes issued pursuant to this Agreement shall not exceed $1,500,000,000.  Each series of Additional Notes will be issued pursuant to a supplement to this Agreement (a “Supplement”) in substantially the form of Exhibit 1.2, and will be subject to the following terms and conditions:

(a)           the designation of each series of Additional Notes shall distinguish such series from the Notes of all other series;

(b)           each series of Additional Notes may consist of different and separate tranches and may differ as to outstanding principal amounts, maturity dates, interest rates and premiums or make-whole amounts, if any, and price and terms of redemption or payment prior to maturity;

(c)           all Notes issued under this Agreement, including pursuant to any Supplement, shall rank pari passu with each other and shall constitute Senior Indebtedness;

(d)           each series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory or optional prepayments, if any, on the dates and with the make-whole amounts, premiums or breakage amounts, if any, as are provided in the Supplement under which such Additional Notes are issued, and shall have such additional or different conditions precedent to closing and such additional or different representations and warranties or, subject to Section 1.2(e), other terms and provisions as shall be specified in such Supplement;

(e)           any additional or more restrictive covenants, Defaults, Events of Default, rights or similar provisions that are added by a Supplement for the benefit of the series of Notes to be issued pursuant to such Supplement shall apply to all outstanding Notes, whether or not the Supplement so provides; and

(f)            except to the extent provided in foregoing clause (d), all of the provisions of this Agreement shall apply to all Additional Notes.

1.3          Parent Guaranty.

The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be guaranteed by the Parent pursuant to the Parent Guaranty in substantially the form of the attached Exhibit 1.3, as it hereafter may be amended or supplemented from time to time (the “Parent Guaranty”).

1.4          Floating Interest Rate Provisions for Floating Rate Notes.

(a)           Adjusted LIBOR Rate.  “Adjusted LIBOR Rate” means, for each Interest Period, the rate per annum equal to LIBOR for such Interest Period plus the percentage applicable to a series or tranche of floating rate Notes.  For purposes of determining Adjusted LIBOR Rate, the following terms have the following meanings:

“LIBOR” means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage

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point) for deposits in U.S. Dollars for a 3-month period (or such other period as is specified in the applicable Supplement) that appears on the Bloomberg Financial Markets Service Page BBAM-1 (or if such page is not available, the Reuters Screen LIBO Page) as of 11:00 a.m. (London, England time) on the date two Business Days before the commencement of such Interest Period (or three Business Days before the commencement of the first Interest Period).

“Reuters Screen LIBO Page” means the display designated as the “LIBO” page on the Reuters Monitory Money Rates Service (or such other page as may replace the LIBO page on that service) or such other service as may be nominated by the British Bankers’ Association as the information vendor for the purpose of displaying British Bankers’ Association Interest Settlement Rates for U.S. Dollar deposits.

(b)           Determination of the Adjusted LIBOR Rate.  The Adjusted LIBOR Rate shall be determined by the Company, and notice thereof shall be given to the holders of the applicable series or tranche of floating rate Notes, within two Business Days after the beginning of each Interest Period, together with (i) a copy of the relevant screen used for the determination of LIBOR, (ii) a calculation of the Adjusted LIBOR Rate for such Interest Period, (iii) the number of days in such Interest Period, (iv) the date on which interest for such Interest Period will be paid and (v) the amount of interest to be paid to each holder of Notes of such series or tranche on such date.  If the holders of a majority in principal amount of the Notes of such series or tranche outstanding do not concur with such determination by the Company, as evidenced by a single written notice delivered to the Company within 10 Business Days after receipt by such holders of the notice delivered by the Company pursuant to the immediately preceding sentence, the determination of the Adjusted LIBOR Rate shall be made by such holders of the Notes, and any such determination made in accordance with the provisions of this Agreement shall be conclusive and binding absent manifest error.

(c)           Interest Period.  “Interest Period” means for any series or tranche of floating rate Notes and for any period for which interest is to be calculated or paid, the period commencing on an interest payment date for such series or tranche of floating rate Notes, or on the date of Closing in the case of the first such period, and continuing up to, but not including, the next interest payment date.

2.             SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and each of the other purchasers named in Schedule A (the “Other Purchasers”), and you and the Other Purchasers will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof.  Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no obligation and no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

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3.             CLOSING.

The sale and purchase of the Series 2007 Notes to be purchased by you and the Other Purchasers shall occur at the offices of Foley & Lardner LLP, 321 North Clark Street, Suite 2800, Chicago, Illinois 60610-4764, at 9:00 a.m., Chicago time, at a closing (the “Closing”) on July 26, 2007 or on such other Business Day thereafter as may be agreed upon by the Company and you and the Other Purchasers.  The date or time of the Closing may be changed to such other Business Day as may be agreed upon by the Company and the Purchasers.  At the Closing, the Company will deliver to you the Series 2007 Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as you may request) dated the date of such Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer for the account of the Company to account number 5800299264 at LaSalle Bank, N.A., 135 South LaSalle Street, Chicago, Illinois 60603, ABA number 071000505.  If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.             CONDITIONS TO CLOSING.

Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1          Representations and Warranties.

The representations and warranties of the Parent and the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2          Performance; No Default.

The Parent and the Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at the Closing, and, after giving effect to the issue and sale of the Series 2007 Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.  Neither the Parent nor any Subsidiary shall have entered into any transaction since December 31, 2006 that would have been prohibited by Section 10 had such Section applied since such date.

4.3          Compliance Certificates.

(a)           Officer’s Certificate.  Each of the Parent and the Company shall have delivered to you an Officer’s Certificate, dated the date of Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

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(b)           Secretary’s Certificates.  Each of the Parent and the Company shall have delivered to you a certificate of its Secretary or an Assistant Secretary, dated the date of Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

4.4          Opinions of Counsel.

You shall have received opinions in form and substance satisfactory to you, dated the date of such Closing (a) from Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C., counsel for the Parent and the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinion to you), and (b) from Foley & Lardner LLP, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5          Purchase Permitted By Applicable Law, etc.

On the date of the Closing, your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by you, you shall have received an Officer’s Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6          Sale of Other Notes.

Contemporaneously with the Closing, the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them as specified in Schedule A.

4.7          Payment of Special Counsel Fees.

Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8          Private Placement Numbers.

Private Placement Numbers issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained by Foley & Lardner LLP for the Series 2007 Notes.

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4.9          Changes in Corporate Structure.

Neither the Parent nor the Company shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time since December 31, 2006.

4.10        Parent Guaranty.

The Parent shall have executed and delivered the Parent Guaranty and you shall have received an executed counterpart thereof.

4.11        Funding Instructions.

At least three Business Days prior to the date of the Closing, you shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

4.12        Proceedings and Documents.

All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Parent and the Company, jointly and severally, represent and warrant to you that:

5.1          Organization; Power and Authority.

Each of the Parent and the Company is a corporation duly incorporated and validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each of the Parent and the Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, and the Notes (in the case of the Company) and the Parent Guaranty (in the case of the Parent) and to perform the provisions hereof and thereof.

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5.2          Authorization, etc.

This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, , fraudulent conveyance, fraudulent transfer, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

This Agreement and the Parent Guaranty have been duly authorized by all necessary corporate action on the part of the Parent, and this Agreement constitutes, and upon execution and delivery thereof the Parent Guaranty will constitute the legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3          Disclosure.

The Parent and the Company, through their agents, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., have delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated July 2007 (the “Memorandum”), relating to the transactions contemplated hereby.  The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Parent and its Subsidiaries.  This Agreement, the Memorandum (including the Parent’s SEC filings referred to therein), the documents, certificates or other writings identified in Schedule 5.3 by or on behalf of the Parent in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, in each case, delivered to the Purchasers prior to July 17, 2007 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Except as disclosed in the Disclosure Documents, since December 31, 2006, there has been no change in the financial condition, operations, business or properties of the Parent or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Parent or the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

5.4          Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a)           Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Parent’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization and the percentage of shares of each class of its capital

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stock or similar equity interests outstanding owned by the Parent and each other Subsidiary, (ii) the Parent’s Affiliates, other than Subsidiaries, and (iii) the Parent’s directors and senior officers.

(b)           All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Parent and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Parent or another Subsidiary (except as otherwise disclosed in Schedule 5.4) free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c)           Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing or equivalent status under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)           No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Parent or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5          Financial Statements; Material Liabilities.

The Parent has delivered to you and each Other Purchaser copies of the financial statements of the Parent and its Subsidiaries listed on Schedule 5.5.  All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).  The Parent and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

5.6          Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound,

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(ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

The execution, delivery and performance by the Parent of this Agreement and the Parent Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Parent or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Parent or any Subsidiary is bound or by which the Parent or any Subsidiary or any of their respective properties may be bound, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Parent or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Parent or any Subsidiary

5.7          Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing (other than Form 8-K after the Closing pursuant to the Exchange Act) or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes or the execution, delivery or performance by the Parent of this Agreement or the Parent Guaranty.

5.8          Litigation; Observance of Statutes and Orders.

(a)           Except as disclosed in Schedule 5.8, there are no actions, suits, investigations or proceedings pending or, to the knowledge of the Parent threatened against or affecting the Parent or any Subsidiary or any property of the Parent or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)           Neither the Parent nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including Environmental Laws and the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9          Taxes.

The Parent and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income

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or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not, individually or in the aggregate, Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  Neither the Parent nor the Company know of any basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Parent and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate in accordance with past practices.  The Federal income tax liabilities of the Parent and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 1998, as further described in Footnote 6 of the notes to the most recent audited consolidated financial statements referred to in Schedule 5.5.

5.10        Title to Property; Leases.

The Parent and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Parent or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11        Licenses, Permits, etc.

(a)           The Parent and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b)           To the best knowledge of the Parent, no product of the Parent or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c)           To the best knowledge of the Parent, there is no Material violation by any Person of any right of the Parent or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Parent or any of its Subsidiaries.

5.12        Compliance with ERISA.

(a)           The Parent and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material

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Adverse Effect.  Neither the Parent nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Parent or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Parent or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)           The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by an amount that, individually, or in the aggregate for all Plans, is Material.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)           The Parent and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)           The expected postretirement benefit obligation (determined as of the last day of the Parent’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Parent and its Subsidiaries is not Material.

(e)           The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.  The representation by the Parent and the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13        Private Offering by the Company.

None of the Parent, the Company or anyone acting on their behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than [  ] other Institutional Investors, each of which has been offered the Notes at a private sale for investment.  None of the Parent, the Company or anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes

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to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

5.14        Use of Proceeds; Margin Regulations.

Net proceeds from the sale of the Notes will be used to refinance existing Indebtedness as described in the Memorandum, for the acquisition of new equipment and for general corporate purposes (including the repurchase of shares of the Parent’s outstanding stock).  No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company or the Parent in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 1% of the value of the consolidated assets of the Parent and its Subsidiaries and the Parent does not have any present intention that margin stock will constitute more than 1% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.15        Existing Indebtedness; Future Liens.

(a)           Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Parent and its Subsidiaries as of June 30, 2007 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Parent or its Subsidiaries.  Neither the Parent nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Parent or any Subsidiary and no event or condition exists with respect to any Indebtedness of the Parent or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)           Except as disclosed in Schedule 5.15, neither the Parent nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.5.

(c)           Neither the Parent nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or other organizational document) that limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15.

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5.16        Foreign Assets Control Regulations, etc.

(a)           Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b)           Neither the Parent nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) to the Parent’s knowledge, engages in any dealings or transactions with any such Person.  The Parent and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

(c)           No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Parent.

5.17        Status under Certain Statutes.

Neither the Parent nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the ICC Termination Act, as amended, or the Federal Power Act, as amended.

5.18        Environmental Matters.

(a)           Neither the Parent nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Parent or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b)           Neither the Parent nor any Subsidiary has knowledge of any facts that would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c)           Neither the Parent nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

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(d)           All buildings on all real properties now owned, leased or operated by the Parent or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

6.             REPRESENTATIONS OF THE PURCHASERS.

6.1          Purchase for Investment.

You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control.  You understand that the Notes have not been registered under the Securities Act and may be resold or otherwise transferred only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2          Source of Funds.

You represent that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

(a)           the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with your state of domicile; or

(b)           the Source is a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)           the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no

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employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)           the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e)           the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(h) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)            the Source is a governmental plan; or

(g)           the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (g); or

(h)           the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

6.3          Accredited Investor.

You represent that you are an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) acting for your own account (and not for

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the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”).

7.             INFORMATION AS TO PARENT.

7.1          Financial and Business Information.

The Parent will deliver to each holder of Notes that is an Institutional Investor:

(a)           Quarterly Statements — within 60 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Parent’s Quarterly Report on Form 10-Q (“Form 10-Q”) with the SEC regardless of whether the Parent is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Parent (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i)            a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such quarter,

(ii)           consolidated statements of income and changes in stockholders’ equity and cash flows of the Parent and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and

(iii)          consolidated statements of cash flows of the Parent and its Subsidiaries for such quarter or (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments and the absence of footnotes, provided that delivery within the time period specified above of copies of the Parent’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

(b)           Annual Statements — within 105 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Parent’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Parent is subject to the filing requirements thereof) after the end of each fiscal year of the Parent, duplicate copies of

(i)            a consolidated balance sheet of the Parent and its Subsidiaries, as at the end of such year, and

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(ii)           consolidated statements of income, changes in stockholders’ equity and cash flows of the Parent and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Parent’s Annual Report on Form 10-K for such fiscal year (together with the Parent’s annual report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b);

(c)           SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Parent or any Subsidiary to its public securities holders generally and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each  prospectus and all amendments thereto filed by the Parent or any Subsidiary with the SEC;

(d)           Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof, whether or not the Parent agrees that any claimed default constitutes a Default or Event of Default, and what action the Parent is taking or proposes to take with respect thereto;

(e)           ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Parent or an ERISA Affiliate proposes to take with respect thereto:

(i)            with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii)           the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the

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receipt by the Parent or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)          any event, transaction or condition that could result in the incurrence of any liability by the Parent or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Parent or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f)            Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Parent or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g)           Supplements — promptly and in any event within 10 Business Days after the execution and delivery of any Supplement, a copy thereof; and

(h)           Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Parent or any of its Subsidiaries (including actual copies of the Parent’s Forms 10-Q and Forms 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2          Officer’s Certificate.

Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) will be accompanied by a certificate of a Senior Financial Officer setting forth:

(a)           Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Parent was in compliance with the requirements of Section 10.1 through Section 10.7, inclusive, during the quarterly or annual period covered by the statements then being  furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b)           Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Parent and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being

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furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Parent or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Parent shall have taken or proposes to take with respect thereto.

7.3          Electronic Delivery.

Financial statements and officers’ certificates required to be delivered by the Parent pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if (i) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related certificate satisfying the requirements of Section 7.2 are delivered to you and each other holder of Notes by e-mail or (ii) the Parent shall have timely filed such Form 10-Q or Form 10-K, satisfying the requirements of Section 7.1(a) or (b) as the case may be, with the SEC on “EDGAR” and shall have made such Form and the related certificate satisfying the requirements of Section 7.2 available on its home page on the worldwide web (at the date of this Agreement located at http://www.jbhunt.com) or (iii) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related certificate satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Parent on IntraLinks or on any other similar website to which each holder of Notes has free access or (iv) the Parent shall have filed any of the items referred to in Section 7.1(c) with the SEC on “EDGAR” and shall have made such items available on its home page on the worldwide web or if any of such items are timely posted by or on behalf of the Parent on IntraLinks or on any other similar website to which each holder of Notes has free access; provided however, that in the case of any of clause (i), (ii), (iii) or (iv), the Parent shall concurrently with such filing or posting give notice to each holder of Notes of such posting or filing and provided further, that upon request of any holder, the Parent will thereafter deliver written copies of such forms, financial statements and certificates to such holder.

7.4          Visitation.

The Parent shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a)           No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Parent, to visit the principal executive office of the Parent and the Company during normal business hours, to discuss the affairs, finances and accounts of the Parent and its Subsidiaries with the Parent’s officers, and (with the consent of the Parent, which consent will not be unreasonably withheld) to visit the other offices and properties of the Parent and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b)           Default — if a Default or Event of Default then exists, at the expense of the Parent or the Company, to visit and inspect any of the offices or properties of the Parent or any Subsidiary during normal business hours, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and

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independent public accountants (and by this provision the Parent authorizes said accountants to discuss the affairs, finances and accounts of the Parent and its Subsidiaries), all at such times and as often as may be requested.

8.             PREPAYMENT OF THE NOTES.

8.1          Required Prepayments.

On each of July 26, 2012 and July 26, 2013, the Company will prepay $50,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series 2007 Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Series 2007 Notes pursuant to Section 8.2(a), the principal amount of each required prepayment of the Series 2007 Notes becoming due under this Section 8.1 on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series 2007 Notes is reduced as a result of such prepayment.

8.2          Optional Prepayments.

(a)           Fixed Rate Notes.  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, one or more series or tranches of fixed rate Notes, including the Series 2007 Notes, in an amount not less than $2,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount.  The Company will give each holder of each series or tranche of fixed rate Notes to be prepaid written notice of each optional prepayment under this Section 8.2(a) not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of each series or tranche of fixed rate Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each holder of the series or tranche of fixed rate Notes being prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

(b)           Floating Rate Notes.  The terms on which floating rate Notes may be prepaid at the option of the Company will be set forth in the Supplement pursuant to which such Notes are issued.  The Company will give each holder of each series or tranche of floating rate Notes to be prepaid written notice of each optional prepayment under this Section 8.2(b) not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of each series or tranche of floating rate

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Notes to be prepaid on such date, the principal amount of each floating rate Note held by such holder to be prepaid (determined in accordance with Section 8.3), the interest to be paid on the prepayment date with respect to such principal amount being prepaid and the amount of any prepayment premium and LIBOR Breakage Amount to be paid.

8.3          Mandatory Offer to Prepay Upon Change of Control.

(a)           Notice of Change of Control or Control Event — The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change of Control or Control Event, give notice of such Change of Control or Control Event to each holder of Notes unless notice in respect of such Change of Control (or the Change of Control contemplated by such Control Event) shall have been given pursuant to paragraph (b) of this Section 8.3.  If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in paragraph (c) of this Section 8.3 and shall be accompanied by the certificate described in paragraph (g) of this Section 8.3.

(b)           Condition to Company Action — The Company will not take any action that consummates or finalizes a Change of Control unless (i) at least 15 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes accompanied by the certificate described in paragraph (g) of this Section 8.3, and (ii) subject to the provisions of paragraph (d) below, contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.3.

(c)           Offer to Prepay Notes — The offer to prepay Notes contemplated by paragraphs (a) and (b) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”).  If such Proposed Prepayment Date is in connection with an offer contemplated by paragraph (a) of this Section 8.3, such date shall be not less than 30 days and not more than 60 days after the date of such offer.

(d)           Acceptance; Rejection — A holder of Notes may reject the offer to prepay made pursuant to this Section 8.3 by causing a notice of such rejection to be delivered to the Company on or before the date specified in the certificate described in paragraph (g) of this Section 8.3.  A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3, or to reject an offer as to all of the Notes held by the holder, within such time period shall be deemed to constitute acceptance of such offer by such holder.

(e)           Prepayment — Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment and shall not require the payment of any Make-Whole Amount, prepayment premium or LIBOR Breakage Amount.  The

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prepayment shall be made on the Proposed Prepayment Date except as provided in paragraph (f) of this Section 8.3.

(f)            Deferral Pending Change of Control — The obligation of the Company to prepay Notes pursuant to the offers required by paragraphs (a) and (b) and accepted in accordance with paragraph (d) of this Section 8.3 is subject to the occurrence of the Change of Control in respect of which such offers and acceptances shall have been made.  In the event that such Change of Control does not occur on or prior to the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change of Control occurs.  The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change of Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change of Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.3 in respect of such Change of Control shall be deemed rescinded).  Notwithstanding the foregoing, in the event that the prepayment has not been made within 90 days after such Proposed Prepayment Date by virtue of the deferral provided for in this Section 8.3(f), the Company shall make a new offer to prepay in accordance with paragraph (c) of this Section 8.3.

(g)           Officer’s Certificate — Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date, (ii) that such offer is made pursuant to this Section 8.3, (iii) the principal amount of each Note offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date, (v) that the conditions of this Section 8.3 have been fulfilled, (vi) in reasonable detail, the nature and date or proposed date of the Change of Control and (vii) the date by which any holder of a Note that wishes to accept such offer must deliver notice thereof to the Company, which date shall not be earlier than three Business Days prior to the Proposed Prepayment Date or, in the case of a prepayment pursuant to Section 8.3(b), the date of the action referred to in Section 8.3(b)(i).

8.4          Allocation of Partial Prepayments.

In the case of each partial prepayment of Notes of a series or tranche pursuant to Section 8.2(a) or (b), the principal amount of the Notes of the series or tranche to be prepaid shall be allocated among all of the Notes of such series or tranche at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.5          Maturity; Surrender, etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any, prepayment premium, if any, and LIBOR Breakage

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Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, prepayment premium, if any, or LIBOR Breakage Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full, after such payment and upon the written request of the Company, shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.6          Purchase of Notes.

The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes.  The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.7          Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any fixed rate Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any fixed rate Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any fixed rate Note, .50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1”  (or such other display as may replace Page PX1 on Bloomberg Financial Markets (“Bloomberg”) or, if Page PX1 (or its successor screen on Bloomberg) is unavailable, the Telerate Access Service screen which corresponds most closely to Page PX1 for the most recently issued actively traded on-the-run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have

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been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any fixed rate Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

“Settlement Date” means, with respect to the Called Principal of any fixed rate Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

8.8          LIBOR Breakage Amount.

The term “LIBOR Breakage Amount” means any loss, cost or expense reasonably incurred by any holder of a floating rate Note as a result of any payment or prepayment of such Note (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise) on a day other than an interest payment date or at scheduled maturity thereof, and any loss or expense arising from the liquidation or reemployment of funds obtained by such holder or from fees payable to terminate the deposits from which such funds were obtained.  Any such loss, cost or expense shall be limited to the time period from the date of such prepayment through the earlier of the next interest payment date or the maturity of such floating rate Note.  Each holder of a floating rate Note shall determine the LIBOR Breakage Amount with respect to the principal amount of its floating rate Notes then being paid or prepaid (or required to be paid or prepaid) by written notice to the Company setting forth such determination in reasonable

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detail not less than two Business Days prior to the date of prepayment.  Each such determination shall be conclusive absent manifest error.

9.             AFFIRMATIVE COVENANTS.

The Parent and the Company, jointly and severally, covenant that so long as any of the Notes are outstanding:

9.1          Compliance with Law.

Without limiting Section 10.10, the Parent and the Company will, and the Parent will cause each Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2          Insurance.

The Parent and the Company will, and the Parent will cause each Subsidiary to, maintain, with financially sound and reputable insurers, insurance (including self-insurance with reserves and reinsurance, maintained in accordance with current Parent practices) with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles and co-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3          Maintenance of Properties.

The Parent and the Company will, and the Parent will cause each Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Parent or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Parent has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4          Payment of Taxes and Claims.

The Parent and the Company will, and the Parent will cause each Subsidiary to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the

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extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Parent or any Subsidiary, provided that neither the Parent nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Parent or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Parent or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Parent or such Subsidiary or (ii) the nonpayment of all such taxes, assessments and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5          Corporate Existence, etc.

Subject to Section 10.6, each of the Parent and the Company will at all times preserve and keep in full force and effect its corporate existence.  Subject, as to any Subsidiary other than the Company, to Sections 10.6 and 10.7, the Parent will at all times preserve and keep in full force and effect the corporate (or, as applicable, limited liability company) existence of each Subsidiary (unless merged into the Parent or a Wholly Owned Subsidiary) and all rights and franchises of the Parent and its Subsidiaries unless, in the good faith judgment of the Parent, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.6          Books and Records.

The Parent and the Company will, and the Parent will cause each Subsidiary to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

9.7          Subsidiary Guaranty; Release.

(a)           Subsidiary Guarantors.  The Parent will cause each Subsidiary other than the Company that, on or after the date of the Closing, is or becomes a borrower or guarantor of Indebtedness in respect of the Credit Agreement, on the date of the Closing or within 10 Business Days of its thereafter becoming a co-obligor, borrower or a guarantor of Indebtedness in respect of the Credit Agreement to execute and deliver or become a party to the Subsidiary Guaranty in substantially the form of the attached Exhibit 9.7, as it hereafter may be amended or supplemented from time to time (the “Subsidiary Guaranty”), and shall deliver to each holder of Notes:

(i)            an executed counterpart of the Subsidiary Guaranty, or, if the Subsidiary Guaranty has been previously executed and delivered, an executed counterpart of a Joinder thereto;

(ii)           copies of such directors’ or other authorizing resolutions, charter, bylaws and other constitutive documents of such Subsidiary as the Required Holders may reasonably request; and

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(iii)          an opinion of independent counsel reasonably satisfactory to the Required Holders covering the authorization, execution, delivery, compliance with law, no conflict with other documents, no consents and enforceability of the Subsidiary Guaranty against such Subsidiary in form and substance reasonably satisfactory to the Required Holders.

(b)           Release of Subsidiary Guarantor.  Each holder of a Note fully releases and discharges from the Subsidiary Guaranty a Subsidiary Guarantor, immediately and without any further act, upon such Subsidiary Guarantor being released and discharged as a co-obligor, borrower or guarantor under and in respect of the Credit Agreement; provided that (i) no Default or Event of Default exists or will exist immediately following such release and discharge; (ii) if any fee or other consideration is paid or given to any holder of Indebtedness under the Credit Agreement in connection with such release, other than the repayment of all or a portion of such Indebtedness under the Credit Agreement, each holder of a Note receives equivalent consideration on a pro rata basis; and (iii) at the time of such release and discharge, the Company delivers to each holder of Notes a certificate of a Responsible Officer certifying (x) that such Subsidiary Guarantor has been or is being released and discharged as a co-obligor, borrower or guarantor under and in respect of the Credit Agreement and (y) as to the matters set forth in clauses (i) and (ii).  Any outstanding Indebtedness of a Subsidiary Guarantor shall be deemed to have been incurred by such Subsidiary Guarantor as of the date it is released and discharged from the Subsidiary Guaranty.

9.8          Pari Passu Ranking.

The Indebtedness evidenced by the Notes will at all times rank at least pari passu with all unsecured Senior Indebtedness of the Company.

10.          NEGATIVE COVENANTS.

The Parent covenants that so long as any of the Notes are outstanding:

10.1        Ratio of Adjusted Debt to Cash Flow.

The Parent will not permit the ratio of Adjusted Debt to Cash Flow (for the four Fiscal Quarters ended on such date) to exceed 3.00 to 1.00 at the end of any Fiscal Quarter.

10.2        Fixed Charge Coverage Ratio.

The Parent will not permit, as of the end of any Fiscal Quarter, the ratio of Cash Flow Available for Fixed Charges (for the four Fiscal Quarters ended on such date) to Fixed Charges (for the four Fiscal Quarters ended on such date) to be less than 1.25 to 1.00.

10.3        Priority Debt.

The Parent will not at any time permit Priority Debt to exceed the greater of $100,000,000 or 20% of Consolidated Net Worth as of the end of the most recently completed Fiscal Quarter.

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10.4        Liens.

The Parent and Company will not, and the Parent will not permit any Subsidiary to, create, assume or suffer to exist, directly or indirectly, any Lien on its properties or assets, including capital stock, whether now owned or hereafter acquired, except:

(a)           Liens for taxes, assessments, or governmental charges or levies not yet due or which are being actively contested in good faith by appropriate proceedings, so long as reserves have been established to the extent required by GAAP;

(b)           other Liens incidental to the conduct of their business or the ownership of their property and assets (such as common carrier’s Liens, producer’s Liens, mechanic’s Liens, and other similar statutory and non-consensual Liens) which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of their property or assets or materially impair the use thereof in the operation of their business;

(c)           any Lien existing on any property of any Person at the time it becomes a Subsidiary or existing prior to the time of acquisition upon any property acquired by the Parent or any Subsidiary through purchase, merger or consolidation or otherwise, whether or not assumed by the Parent or such Subsidiary, or placed upon property at the time of its acquisition by the Parent or any Subsidiary to secure a portion of the purchase price thereof, or placed upon property hereafter acquired by the Parent or any Subsidiary at the time of the acquisition thereof; provided that (i) at the time of creation of such Lien the principal amount of Indebtedness secured thereby does not exceed the amounts otherwise permitted by paragraph (i) of this Section 10.4, and (ii) any such Lien shall not encumber any other property of the Parent or such Subsidiary;

(d)           Liens on any existing property or assets of the Parent or any Subsidiary, if any, that are the subject of a Permitted Securitized Receivables Transaction;

(e)           any Lien renewing, extending or replacing any Lien permitted by paragraphs (c) or (h) of this Section 10.4, provided that the principal amount secured and then outstanding is not increased, the Lien is not extended to other property and the Indebtedness secured thereby is permitted hereunder;

(f)            deposits, bonding arrangements and Liens to secure the performance of (or to secure obligations in respect of letters of credit posted to secure the performance of) bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g)           any attachment or judgment Lien that is being contested in good faith by appropriate proceedings for which adequate reserves have been established to the extent required by GAAP;

(h)           Liens existing on property or assets of the Parent or any Subsidiary as of the date of this Agreement that are described in Schedule 10.4; and

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(i)            Liens securing Indebtedness not otherwise permitted by paragraphs (a) through (h) of this Section 10.4, provided that Priority Debt does not at any time exceed the greater of $100,000,000 or 20% of Consolidated Net Worth as of the end of the most recently completed Fiscal Quarter.

10.5        Subsidiary Indebtedness

The Parent will not at any time permit any Subsidiary other than the Company to, directly or indirectly, create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness other than:

(a)           Indebtedness of a Subsidiary that is a Guarantor of the Notes under the Subsidiary Guaranty;

(b)           Indebtedness of a Subsidiary outstanding on the date of Closing that is listed and described in Schedule 10.5 and any extension, refinancing, renewal or refunding thereof; provided that there is no increase in the principal amount of such Indebtedness;

(c)           Indebtedness of a Special Purpose Subsidiary in connection with a Permitted Securitized Receivables Transaction;

(d)           Indebtedness of a Subsidiary owed to the Parent or a Wholly Owned Subsidiary;

(e)           Indebtedness of a Person outstanding at the time such Subsidiary becomes a Subsidiary, provided that (i) such Indebtedness shall not have been incurred in contemplation of such Person becoming a Subsidiary and (ii) immediately after such Person becomes a Subsidiary, no Default of Event of Default shall exist;

(f)            Indebtedness of a Subsidiary not otherwise permitted by paragraphs (a) through (e) of this Section 10.5, provided that immediately before and after giving effect thereto and to the application of the proceeds thereof,

(i)            no Default or Event of Default exists, and

(ii)           Priority Debt does not at any time exceed the greater of $100,000,000 or 20% of Consolidated Net Worth as of the end of the most recently completed Fiscal Quarter.

10.6        Mergers, Consolidations, etc.

The Parent and the Company will not consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except that:

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(a)           the Company may consolidate or merge with the Parent or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to the Parent, provided that the Parent is the successor or survivor;

(b)           the Parent may consolidate or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, provided that

(i)            the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of the Parent as an entirety, as the case may be, is a solvent corporation organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Parent is not such successor or survivor, such corporation (1) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Parent Guaranty and (2) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

(ii)           after giving effect to such transaction, no Default or Event of Default shall exist.

No such conveyance, transfer, sale or lease of all or substantially all of the assets of the Parent shall have the effect of releasing the Parent or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.6 from its liability under this Agreement or the Parent Guaranty.

10.7        Sale of Assets.

Except as permitted by Section 10.6, the Parent will not, and will not permit any Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a “Disposition”), any assets, in one or a series of transactions, to any Person, other than:

(a)           Dispositions in the ordinary course of business;

(b)           Dispositions by a Subsidiary to the Parent or a Wholly Owned Subsidiary or by the Parent to a Wholly Owned Subsidiary;

(c)           Dispositions of Receivables and rights related thereto in a Permitted Securitized Receivables Transaction;

(d)           Dispositions of Parent’s ownership interest in Transplace, Inc.;

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(e)           Dispositions not otherwise permitted by paragraphs (a), (b), (c) or (d) of this Section 10.7 provided that:

(i)            in the good faith opinion of the Parent, the Disposition is in exchange for consideration having a fair market value at least equal to that of the property exchanged and is in the best interest of the Parent or such Subsidiary;

(ii)           after giving effect to such transaction, no Default or Event of Default shall exist; and

(iii)          immediately after giving effect to the Disposition, the aggregate net book value of all assets that were the subject of any Disposition occurring in the then current fiscal year would not exceed 15% of Consolidated Total Assets as of the last day of the most recently ended fiscal year of the Parent.

Notwithstanding the foregoing, the Parent may, or may permit a Subsidiary to, make a Disposition and the assets subject to such Disposition shall not be subject to or included in the foregoing limitation and computation contained in paragraph (e)(iii) of the preceding sentence if, within 365 days of such Disposition, an amount equal to the net proceeds from such Disposition is:

(A)          reinvested in productive assets to be used in the existing business of the Parent or a Subsidiary; or

(B)           the net proceeds from such Disposition are applied to the payment or prepayment of the Notes or any other outstanding Indebtedness of the Parent or any Subsidiary ranking pari passu with or senior to the Notes.

For purposes of foregoing clause (B), the Company shall offer to prepay (on a Business Day not less than 30 or more than 60 days following such offer) the Notes on a pro rata basis with any such other Indebtedness that the Company elects to include in such offer at a price of 100% of the principal amount of the Notes to be prepaid (without any Make-Whole Amount) together with interest accrued to the date of prepayment; provided that if any holder of the Notes declines or rejects such offer, the proceeds that would have been paid to such holder shall be offered pro rata to the other holders of the Notes that have accepted the offer.  A failure by a holder of Notes to respond in writing not later than 10 Business Days prior to the proposed prepayment date to an offer to prepay made pursuant to this Section 10.7 shall be deemed to constitute an acceptance of such offer by such holder.  Solely for the purposes of foregoing clause (B), whether or not such offers are accepted by the holders, the entire principal amount of the Notes subject thereto shall be deemed to have been prepaid.

10.8        Nature of Business.

The Parent will not, and will not permit any Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Parent and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Parent and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

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10.9        Transactions with Affiliates.

The Parent will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Parent or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Parent’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Parent or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

10.10      Terrorism Sanctions Regulations.

The Parent will not and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti Terrorism Order or (b) knowingly engage in any dealings or transactions with any such Person.

11.          EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)           the Company defaults in the payment of any principal, Make-Whole Amount, if any, prepayment premium, if any, or LIBOR Breakage Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)           the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)           the Parent or the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.1 through 10.10; or

(d)           the Parent or the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

(e)           any representation or warranty made in writing by or on behalf of the Parent or the Company or by any officer of the Parent or the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

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(f)            (i) the Parent or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount, libor breakage amount, or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $50,000,000 beyond any period of grace provided with respect thereto, or (ii) the Parent or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness that is outstanding in an aggregate principal amount of at least $50,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Parent or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $50,000,000, or (y) one or more Persons have the right to require the Parent or any Subsidiary so to purchase or repay such Indebtedness; or

(g)           the Parent or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h)           a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Parent or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Parent or any Subsidiary, or any such petition shall be filed against the Parent or any Subsidiary and such petition shall not be dismissed within 60 days; or

(i)            a final judgment or judgments for the payment of money aggregating in excess of $15,000,000 are rendered against one or more of the Parent and its Subsidiaries, which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay;

(j)            if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or

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extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Parent or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) the Parent or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Parent or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Parent or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Parent or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect;

(k)           the Parent Guaranty ceases to be in full force and effect or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by the Parent or it renounces any of the same or denies that it has any or further liability thereunder; or

(l)            the Subsidiary Guaranty ceases to be in full force and effect (except in accordance with and by reason of the provisions of Section 9.7(b)) or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by the Company or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder.

As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

12.          REMEDIES ON DEFAULT, ETC.

12.1        Acceleration.

(a)           If an Event of Default with respect to the Parent or the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)           If any other Event of Default has occurred and is continuing, any holder or holders of at least 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

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(c)           If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (w) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate), (x) any applicable Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), (y) any applicable prepayment premium (to the full extent permitted by applicable law), and (z) any LIBOR Breakage Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount, prepayment premium or LIBOR Breakage Amount by the Company, if any, in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2        Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3        Rescission.

At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holder or holders of at least 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and any applicable Make-Whole Amount, prepayment premium and LIBOR Breakage Amount on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and any Make-Whole Amount, prepayment premium and LIBOR Breakage Amount and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts that have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due

35

pursuant hereto or to the Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4        No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements.

13.          REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1        Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2        Transfer and Exchange of Notes.

Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), the Company shall execute and deliver within 10 Business Days, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Note specified for the Notes of such series and tranche, if any.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of

36

transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.2.

13.3        Replacement of Notes.

Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)           in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)           in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver within 10 Business Days, in lieu thereof, of the same series and tranche, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.          PAYMENTS ON NOTES.

14.1        Place of Payment.

Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, prepayment premium, if any, LIBOR Breakage Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of JPMorgan Chase Bank, N.A. in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2        Home Office Payment.

So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, prepayment premium, if any, LIBOR Breakage Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender

37

such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.          EXPENSES, ETC.

15.1        Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Parent or the Company will pay all costs and expenses (including reasonable attorneys’ fees of one special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes, the Parent Guaranty or the Subsidiary Guaranty (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, the Parent Guaranty or the Subsidiary Guaranty or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, the Parent Guaranty or the Subsidiary Guaranty, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Notes, by the Parent Guaranty and the Subsidiary Guaranty and (c) the costs and expenses, not in excess of $3,000, incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO.  The Company will pay, and will save you and each Other Purchaser or holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

15.2        Survival.

The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.          SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or

38

portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note; provided, however that all representations and warranties contained herein shall expire upon the indefeasible payment in full of all amounts due in connection with this Agreement.  All statements contained in any certificate or other instrument delivered by or on behalf of the Parent or the Company pursuant to this Agreement shall be deemed representations and warranties of the Parent and the Company under this Agreement.  Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Parent and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.          AMENDMENT AND WAIVER.

17.1        Requirements.

This Agreement, the Notes, the Parent Guaranty and the Subsidiary Guaranty may be amended, and the observance of any term hereof or thereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.  Notwithstanding the foregoing, but subject to the provisions of Section 12 relating to acceleration or rescission, a specific series of Notes (and the related provisions of this Agreement) may be amended by the Company and the holders of 100% of the aggregate principal amount of such series of Notes if the effect of such amendment is solely to change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount or LIBOR Breakage Amount on the Notes of such series.

17.2        Solicitation of Holders of Notes.

(a)           Solicitation.  The Parent and the Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

39

(b)           Payment.  The Parent and the Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding that also enters into any waiver or amendment of any of the terms and provisions hereto.  If any such remuneration is paid to any holder of Notes that for any reason does not enter into any waiver or amendment of any of the terms and provisions hereof, such remuneration shall also be paid to all other non-consenting holders.

17.3        Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Parent and the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Parent or the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note.  As used herein, the term “this Agreement” or “the Agreement” and references thereto shall mean this Note Purchase Agreement as it may from time to time be amended or supplemented.

17.4        Notes Held by Company, etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.          NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)            if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

40

(ii)           if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii)          if to the Company, the Parent or any Subsidiary Guarantor, to the Company at its address set forth at the beginning hereof to the attention of David Chelette, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.          REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating hereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at a Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, electronic, digital or other similar process and you may destroy any original document so reproduced.  The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.          CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Parent or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Parent or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Parent or any Subsidiary, or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available.  You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of

41

such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.          SUBSTITUTION OF PURCHASER.

You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6; provided; however, that you shall pay any additional expenses incurred by the Company in connection with such substitution, including expenses due to a delay in the Closing or any requirement that the Company provide additional closing certificates.  Upon receipt of such notice, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you.  In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.          MISCELLANEOUS.

22.1        Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not.

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22.2        Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.2 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount, LIBOR Breakage Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

22.3        Accounting Terms.

All accounting terms used herein that are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (ii) all financial statements shall be prepared in accordance with GAAP.

22.4        Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the fullest extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.5        Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

22.6        Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

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22.7        Governing Law.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice of law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

22.8        Jurisdiction and Process; Waiver of Jury Trial.

(a)           Each of the Parent and the Company irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Parent Guaranty, the Subsidiary Guaranty or the Notes.  To the fullest extent permitted by applicable law, each of the Parent and the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)           Each of the Parent and the Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section.  Each of the Parent and the Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)           Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)           THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

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If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you, the Company and the Parent.

Very truly yours,

J.B. HUNT TRANSPORT, INC.

By:
Name: Jerry W. Walton
Title: Chief Financial Officer

J.B. HUNT TRANSPORT SERVICES, INC.

By:
Name: David N. Chelette
Title: Treasurer

This Agreement is accepted and
agreed to as of the date thereof.

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:
Vice President

PRUCO LIFE INSURANCE COMPANY

By:
Vice President

PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

By:
Vice President

METROPOLITAN LIFE INSURANCE COMPANY
METLIFE INSURANCE COMPANY OF CONNECTICUT
by Metropolitan Life Insurance Company, its Investment Manager

By:
Name:
Title:

(executed by Metropolitan Life Insurance Company (i) as to itself as a Purchaser and (ii) as investment manager to MetLife Insurance
Company of Connecticut as a Purchaser)

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:
Name:
Title:

UNUM LIFE INSURANCE COMPANY OF AMERICA

By: Provident Investment Management, LLC
Its: Agent

By:
Name:
Title:

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

By: Provident Investment Management, LLC
Its: Agent

By:
Name:
Title:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By: CIGNA Investments, Inc. (authorized agent)

By:
Name:
Title

LIFE INSURANCE COMPANY OF NORTH AMERICA
By: CIGNA Investments, Inc. (authorized agent)

By:
Name:
Title

COLORADO BANKERS LIFE INSURANCE COMPANY
By: Advantus Capital Management, Inc.

By:
Name:
Title:

GREAT WESTERN INSURANCE COMPANY
By: Advantus Capital Management, Inc.

By:
Name:
Title:

INDUSTRIAL-ALLIANCE PACIFIC LIFE INSURANCE COMPANY
By: Advantus Capital Management, Inc.

By:
Name:
Title:

THE CATHOLIC AID ASSOCIATION
By: Advantus Capital Management, Inc.

By:
Name:
Title:

AMERICAN REPUBLIC INSURANCE COMPANY
By: Advantus Capital Management, Inc.

By:
Name:
Title:

TRUSTMARK INSURANCE COMPANY
By: Advantus Capital Management, Inc.

By:
Name:
Title:

GUIDEONE MUTUAL INSURANCE COMPANY
By: Advantus Capital Management, Inc.

By:
Name:
Title:

GUIDEONE PROPERTY AND CASUALTY INSURANCE COMPANY
By: Advantus Capital Management, Inc.

By:
Name:
Title:

SECURITY NATIONAL LIFE INSURANCE COMPANY
By: Advantus Capital Management, Inc.

By:
Name:
Title:

FORT DEARBORN LIFE INSURANCE COMPANY
By: Advantus Capital Management, Inc.

By:
Name:
Title:

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
By: Advantus Capital Management, Inc.

By:
Name:
Title:

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:
Name:
Title:

PACIFIC LIFE INSURANCE COMPANY

By:
Name:
Title:

By:
Name:
Title:

KNIGHTS OF COLUMBUS

By:
Name:
Title:

THE TRAVELERS INDEMNITY COMPANY

By:
Name:
Title:

COUNTRY LIFE INSURANCE COMPANY

By:
Name:
Title:

COTTON STATES LIFE INSURANCE

By:
Name:
Title:

STATE FARM LIFE INSURANCE COMPANY

By:
Julie Pierce
Senior Investment Officer

By:
Jeffrey T. Attwood
Investment Officer

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

$8,850,000
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$18,050,000

All payments on account of Notes held by such purchaser
(1)	shall be made by wire transfer of immediately available
funds for credit to:

Account Name: Prudential Managed Portfolio Account No.: P86188 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $8,850,000)

Account Name: The Prudential - Privest Portfolio
Account No.: P86189 (please do not include spaces) (in
the case of payments on account of the Note originally
issued in the principal amount of $18,050,000)

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021

Each such wire transfer shall set forth the name of the
Company, a reference to “6.08% Senior Notes due 2014,
Security No. INV10903, PPN 44565# AE1” and the due
date and application (as among principal, interest and
Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile:(888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group 1170 Peachtree Street, Suite 500 Atlanta, GA 30309

Attention: Michael Fierro Telephone: (404) 870-3753

(6)	Tax Identification No.: 22-1211670

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

Pruco Life Insurance Company	$13,650,000

All payments on account of Notes held by such purchaser
(1)	shall be made by wire transfer of immediately available
funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account No.: P86192 (please do not include spaces) Account Name: Pruco Life Private Placement

Each such wire transfer shall set forth the name of the
Company, a reference to “6.08% Senior Notes due 2014,
Security No. INV10903, PPN 44565# AE1” and the due
date and application (as among principal, interest and
Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Pruco Life Insurance Company c/o The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

Pruco Life Insurance Company c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile:(888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group 1170 Peachtree Street, Suite 500 Atlanta, GA 30309

Attention: Michael Fierro Telephone: (404) 870-3753

(6)	Addresses for Electronic Delivery:

brien.davis@prudential.com; Tim.Laczkowski@prudential.com; james.cooper@prudential.com

(7)	Tax Identification No.: 22-1944557

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	$4,450,000

All payments on account of Notes held by such purchaser
(1)	shall be made by wire transfer of immediately available
funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account No.: P86192 (please do not include spaces) Account Name: PRIAC – SA - Private Placement Fund – Priv-Privates

Each such wire transfer shall set forth the name of the
Company, a reference to “6.08% Senior Notes due 2014,
Security No. INV10903, PPN 44565# AE1” and the due
date and application (as among principal, interest and
Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Prudential Retirement Insurance and Annuity Company
c/o The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group 1170 Peachtree Street, Suite 500 Atlanta, GA 30309

Attention: Michael Fierro Telephone: (404) 870-3753

(5)	Addresses for Electronic Delivery:

brien.davis@prudential.com; Tim.Laczkowski@prudential.com; james.cooper@prudential.com

(6)	Tax Identification No.: 22-1944557

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

Metropolitan Life Insurance Company	$34,000,000

(1)           All payments by wire transfer of immediately available funds to:

Bank Name:           JPMorgan Chase Bank

ABA Routing #:021-000-021

Account No.:        002-2-410591

Account Name: Metropolitan Life Insurance Company

Ref:         J.B. Hunt Transport, Inc. 6.08% Senior Notes due July 26, 2012

Each such wire transfer shall set forth the name of the Issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)           All notices and communications:

Metropolitan Life Insurance Company

Investments, Private Placements

10 Park Avenue, P.O. Box 1902

Morristown, New Jersey 07962-1902

Attention:  Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

10 Park Avenue, P.O. Box 1902

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Facsimile (973) 355-4338

(3)  Original notes delivered to:

Metropolitan Life Insurance Company

Securities Investments, Law Department

10 Park Avenue, P.O. Box 1902

Morristown, New Jersey 07962-1902

Attention:  Thomas J. Pasuit, Esq.

(4)  Please send one (1) full set of original closing documents, two (2) conformed copies of the principal documents and one (1) CD ROM of the final closing documents to:

MetLife
Attention: Thomas J. Pasuit, Esq.

10 Park Avenue

Morristown, NJ 07962

Please send one (1) CD ROM of the principal documents to:

MetLife

Attention: Mary Phillips

18210 Crane Nest Drive

Tampa, FL 33647-2748

(813) 983-4564

(5)  E-mail address for Electronic Delivery:

wgardner@metlife.com

(6)  Taxpayer I.D. Number: 13-5581829

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

METLIFE INSURANCE COMPANY OF CONNECTICUT	$11,000,000

(1)           All payments by wire transfer of immediately available funds to:

Bank Name:           JPMorgan Chase Bank

ABA Routing #:021-000-021

Account No.:        910-2-587434

Account Name: MetLife Insurance Company of Connecticut

Ref:         J.B. Hunt Transport, Inc. 6.08% Senior Notes due July 26, 2012

Each such wire transfer shall set forth the name of the Issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)           All notices and communications:

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

Investments, Private Placements

10 Park Avenue, P.O. Box 1902

Morristown, New Jersey 07962-1902

Attention:  Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

10 Park Avenue, P.O. Box 1902

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Facsimile (973) 355-4338

(3)  Original notes delivered to:

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

10 Park Avenue, P.O. Box 1902

Morristown, New Jersey 07962-1902

Attention:  Thomas J. Pasuit, Esq.

(4)  E-mail address for Electronic Delivery:

wgardner@metlife.com

(5)  Taxpayer I.D. Number: 06-0566090

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY	$26,000,000

(1)           All payments by wire transfer of immediately available funds to:

Mellon Trust of New England

ABA# - 011001234

Credit DDA Account #125261

Attn: MBS Income, cc1253

Custody Account No.: TRAF1515002

FC TOLIC DFP1 04

Each such wire transfer shall set forth the name of the Issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)           All notices of payments and written confirmations of such wire transfers:

Email: paymentnotifications@aegonusa.com

AEGON USA Investment Management, LLC

Attn: Custody Operations-Privates

4333 Edgewood Road NE

Cedar Rapids, IA 52499-7013

(3)           E-mail address for Electronic Delivery: cpahlke@aegonusa.com

(4)           Routine correspondence and reporting:

AEGON USA Investment Management, LLC

Attn: Fred Howard - Private Corporate Finance

400 West Market Street, 10th Floor

Louisville, KY 40202

Phone: 502-560-2198

Fax: 502-560-2030

Email: cpahlke@aegonusa.com

and

AEGON USA Investment Management, LLC

Attn:  Director of Private Placements

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-5335

Phone: 319-369-2432

Fax: 319-369-2666

(5)           Legal/Closing Documents:

AEGON USA Investment Management, LLC

Attn:  Director of Private Placements

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-5335

and

AEGON USA Investment Management, LLC

Attn: Paul Houk, Esquire

Investment Legal Department

400 West Market Street, 10th Floor

Louisville, KY 40202

(6)           Note Delivery Instructions:

A)   A copy of the Note MUST be faxed to Custody Operations-Privates at 888-652-8024 for verification.

B)    Once the note has been verified, a letter including the Custody Bank Instructions will then be faxed back.

C)    The FAXED LETTER will contain the Custody vault address where the FAXED LETTER and ORIGINAL note needs to be sent.

(7)           Taxpayer I.D. Number:  95-1060502

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

UNUM LIFE INSURANCE COMPANY OF AMERICA	$5,000,000

Register Notes in Name of: CUDD & CO.

(1)	All payments by wire or intrabank transfer of immediately available funds to:
CUDD & CO. c/o JPMorgan Chase Bank New York, NY ABA No. 021 000 021 SSG Private Income Processing A/C #900-9-000200 Custodial Account No. G08287

Please reference:	Issuer
PPN
Coupon
Maturity
Principal = $
Interest = $

(2)	All notices of payments and written confirmations of such wire transfers and other communications to:

Provident Investment Management, LLC Private Placements One Fountain Square Chattanooga, Tennessee 37402 Telephone:(423) 294-1172 Fax:(423) 294-3351

(3)	E-mail address for Electronic Delivery:

shodges@unum.com

(4)	Other communications:

Ms. Sheila Hodges
Provident Investment Management,LLC
PrivatePlacements
One Fountain Square
Chattanooga,Tennessee37402
(423) 294-1172

(5)	Address for delivery of Notes:

JP Morgan Chase Bank
4 New York Plaza
Ground Floor Window
New York, New York 10004
Account No.: G08287 (Unum Life Insurance Company of America)
Attention: John Bouquet / G08287
Telephone: (212) 623-2840

(6)	Tax ID: 13-6022143

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY	$5,000,000

Register Notes in Name of: CUDD & CO.

(1)	All payments by wire or intrabank transfer of immediately available funds to:

CUDD & CO. c/o JPMorgan Chase Bank New York, NY ABA No. 021 000 021 SSG Private Income Processing A/C #900-9-000200 Custodial Account No. G06704

Please reference:	Issuer
PPN
Coupon
Maturity
Principal = $
Interest = $

(2)	All notices of payments and written confirmations of such wire transfers and other communications to:

Provident Investment Management, LLC Private Placements One Fountain Square Chattanooga, Tennessee 37402 Telephone: (423) 294-1172 Fax: (423) 294-3351

(3)	E-mail address for Electronic Delivery:

shodges@unum.com

(4)	Other communications:

Ms. Sheila Hodges
Provident Investment Management,LLC
PrivatePlacements
One Fountain Square
Chattanooga,Tennessee37402
(423) 294-1172

(5)	Address for delivery of Notes:

JP Morgan Chase Bank
4 New York Plaza
Ground Floor Window
New York, New York 10004
Account No.: G06704 (Provident Life and Accident Insurance Company)
Attention: John Bouquet / G06704
Telephone: (212) 623-2840

(6)	Tax ID: 13-6022143

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

UNUM LIFE INSURANCE COMPANY OF AMERICA	$5,000,000

Register Notes in Name of: Hare & Co

(1)	All payments by wire or intrabank transfer of immediately available funds to:

Hare & Co. c/o The Bank of New York New York, NY ABA 021 000 018 CREDIT A/C#: GLA111565 A/C NAME: Institutional Custody Insurance Division FFC CUSTODY#: 367478 CUSTODY NAME: Hare & Co.

Please reference:	Issuer
PPN
Coupon
Maturity
Principal = $
Interest = $

(2)	All notices of payments and written confirmations of such wire transfers and other communications to:

Provident Investment Management, LLC Private Placements One Fountain Square Chattanooga, Tennessee 37402 Telephone: (423) 294-1172 Fax: (423) 294-3351

(3)	E-mail address for Electronic Delivery:

shodges@unum.com

(4)	Other communications:

Ms. Sheila Hodges
Provident Investment Management,LLC
PrivatePlacements
One Fountain Square
Chattanooga,Tennessee37402
(423) 294-1172

(5)	Address for delivery of Notes:

The Bank of New York
One Wall Street
3rd Floor, Window A
New York, NY 10286
Custody Account No.: 367478
Custody Name: Hare & Co.
Attn: Michael Atwi
Phone: 212-635-4923

(6)	Tax ID: 13-6062916

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2007 Notes to be Purchased
$2,000,000
Connecticut General Life Insurance Company	$1,000,000
$1,000,000
$1,000,000
$1,000,000
$1,000,000
$1,000,000
$1,000,000
$1,000,000
$1,000,000

REGISTER NOTES IN NAME OF: CIG & CO.

(1)           All scheduled payments of principal and interest by wire transfer of immediately available funds to:

J.P. Morgan Chase Bank

BNF=CIGNA Private Placements/AC=9009001802

ABA# 021000021

OBI=[name of company; description of security; interest rate; maturity date; PPN/CUSIP]

(2)           Address for notices related to payments:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Fixed Income Securities, H16B

280 Trumbull Street

Hartford CT 06103

Fax: 860-727-8024

With a copy to:

J.P. Morgan Chase Bank

14201 Dallas Parkway, 13th Floor

Dallas, TX 75254

Attention: Jamshid Irshad, Mail Code TX1-J249

Fax: 469-477-1904

(3)           Address for all other notices:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Fixed Income Securities, H16B

280 Trumbull Street

Hartford CT 06103

Fax: 860-727-8024

(4)           E-mail address for Electronic Delivery: leonard.mazlish@cigna.com

(5)           Original notes delivered to:

J.P. Morgan Chase Bank

4 New York Plaza

New York, NY 10004

Attn: John Bouquet

(6)           Tax ID No. 13-3574027

(7)           Please address two sets of closing documents and three conformed copies to:

CIGNA Investment Management

Fixed Income Securities

280 Trumbull Street

Hartford, Connecticut 06103

Attention: Operations Group, H16B

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

LIFE INSURANCE COMPANY OF AMERICA	$2,000,000

REGISTER NOTES IN NAME OF: CIG & CO.

(1)           All scheduled payments of principal and interest by wire transfer of immediately available funds to:

J.P. Morgan Chase Bank

BNF=CIGNA Private Placements/AC=9009001802

ABA# 021000021

OBI=[name of company; description of security; interest rate; maturity date; PPN/CUSIP]

(2)           Address for notices related to payments:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Fixed Income Securities, H16B

280 Trumbull Street

Hartford CT 06103

Fax: 860-727-8024

With a copy to:

J.P. Morgan Chase Bank

14201 Dallas Parkway, 13th Floor

Dallas, TX 75254

Attention: Jamshid Irshad, Mail Code TX1-J249

Fax: 469-477-1904

(3)           Address for all other notices:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Fixed Income Securities, H16B

280 Trumbull Street

Hartford CT 06103

Fax: 860-727-8024

(4)           E-mail address for Electronic Delivery: leonard.mazlish@cigna.com

(5)           Original notes delivered to:

J.P. Morgan Chase Bank

4 New York Plaza

New York, NY 10004

Attn: John Bouquet

(6)           Tax ID No. 13-3574027

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

COLORADO BANKERS LIFE INSURANCE COMPANY	$400,000

Register Notes in name of: Strafe & Co. F/A/O
Colorado Bankers Life Insurance Company

(1)     All payments by wire transfer of immediately available funds to:

JP Morgan Private Client Services

ABA#:   044000037

F/A/O: Colorado Bankers Life Insurance Co.

                Account #2600392300

Credit #980401787

Ref: Issuer, Rate, Maturity, CUSIP/PPN, P&I Breakdown

(2)     All notices and statements should be sent to the following address:

Colorado Bankers Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

(3)     Address for Electronic Delivery:

james.geiger@advantuscapital.com

(4)     Address for delivery of Notes:

Bank One Investment Management Group

C/O Trade Settlement

340 South Cleveland Ave. Bldg. 350

Westerville, OH 43081

0H1-0393

(5)     Tax ID No.: 84-0674027

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

GREAT WESTERN INSURANCE COMPANY	$1,000,000

Register Notes in name of: Merrill Lynch for Great Western Insurance Company

(1)     All payments by wire transfer of immediately available funds to:

JP Morgan Chase

ABA Number: 021 000 021

DDA: 930-4-019012

Sub Account: 035-00202

Attn: Richard D’Angelo

Phone #: 904-218-1683

with sufficient information to identify the source and application of such funds.

(2)     All notices and statements should be sent to the following address:

Great Western Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

(3)     Address for Electronic Delivery:

james.geiger@advantuscapital.com

(4)     Address for delivery of Notes:

New York Window / DTCC

55 Water Street

New York, NY 10041

Acct #:  70G-13700, Great Western Ins. Co.

Attn: Butch Puazo (212) 855-2465

  Rosa Acebo (212) 855-2468

(5)     Tax ID No.: 87-0395954

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

INDUSTRIAL-ALLIANCE PACIFIC LIFE INSURANCE COMPANY	$700,000

Register Notes in name of: Hare & Co.

(1)     All payments by wire transfer of immediately available funds to:

          Bk of NYC/ABA #021-000-018

          For credit to:  BBK = IOC 566

          For further credit to:

Industrial-Alliance Pacific Life Insurance Company

Account Number: 270384

Ref: Issuer, Rate, Maturity, CUSIP/PPN, P&I Breakdown

(2)     All notices and statements should be sent to the following address:

Industrial-Alliance Pacific Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

(3)     Address for Electronic Delivery:

james.geiger@advantuscapital.com

(4)     Address for delivery of Notes:

The Bank of New York

One Wall Street – Third Floor Window A

New York, NY 10286

For Account #: 270384

Attn: Arnold Musella (212) 635-1917

(5)     Tax ID No.: 98-0018913

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

THE CATHOLIC AID ASSOCIATION	$400,000

Register Notes in name of: Wells Fargo Bank N.A. FBO The Catholic Aid Association

(1)     All payments by wire transfer of immediately available funds to:

Wells Fargo Bank N.A.

ABA #: 121000248

BNFA:      0000840245 (must use all 10 digits)

Beneficiary Acct Name: Trust Wire Clearing

Wells Fargo Acct Name: The Catholic Aid Association

Wells Fargo Acct #: 15313201

Contact Name: Duane Johnson (612) 667-0749

                with sufficient information to identify the source and application of such funds.

(2)     All notices and statements should be sent to the following address:

The Catholic Aid Association

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

(3)     Address for Electronic Delivery:

james.geiger@advantuscapital.com

(4)     Address for delivery of Notes:

Wells Fargo Bank N.A.

733 Marquette Ave. 5th Floor

MAC N9306-059

Security Control and Transfer

Minneapolis, MN 55479

Account Name: The Catholic Aid Association

Account Number:  15313201

Contact Name: Tina Frederick (612) 667-0749

(5)  Tax ID No.: 41-0182070

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

AMERICAN REPUBLIC INSURANCE COMPANY	$1,600,000

Register Notes in name of:  Wells Fargo Bank N.A. as custodian for American Republic Insurance Company

(1)           All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Wells Fargo Bank, N.A.

ABA #121000248

BNFA=0000840245 (include all 10 digits)

BNF=Trust Wire Clearing

FFC Attn: Income Collections, a/c #20983400

For further credit to:      American Republic Insurance Co.

Account Number:  20983400

with sufficient information to identify the source and application of such funds.

(2)           All notices and statements should be sent to:

American Republic Insurance Company

c/o Advantus Capital Management Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

(3)     Address for Electronic Delivery:

james.geiger@advantuscapital.com

(4)           Original notes delivered to:

Wells Fargo Bank Minnesota, N.A.

MAC N9306-059

Investors Building – 5th Floor

Security Control and Transfer

733 Marquette Ave.

Minneapolis, MN 55479

Account Name: American Republic Insurance Company

Account Number:     20983400

Contact Name: Duane Johnson (612) 667-6723

(5)           Tax ID No. 42-0113630

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

TRUSTMARK INSURANCE COMPANY	$1,000,000

Register Notes in name of: ELL & Co.

(1)     All payments by wire transfer of immediately available funds to:

The Northern Chgo/Trust

ABA #071-000-152

For credit to: Account Number 5186041000

For further credit to: Trustmark Insurance Company

Account #26-11938

Attn: Income Collections

*Depending on the type of payment, the wire should state: Interest/Dividends/Principal and Interest Breakdown Cusip, Security Description, Rate, Due date For CMO’S – Class Issue and Fee

(2)     All notices and statements should be sent to the following address:

Trustmark Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

(3)     Address for Electronic Delivery:

james.geiger@advantuscapital.com

(4)     Address for delivery of Notes:

Northern Trust Company of New York

Harborside Financial Center 10, Suite 1401

3 Second Street

For Acct#: 26-11938,  Trustmark Insurance Company

Jersey City, NJ 07311

Attn: Jose Mero

(5)     Tax ID No.: 36-0792925

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

GUIDEONE MUTUAL INSURANCE COMPANY	$700,000

Register Notes in name of: Wells Fargo Bank, N.A. as Custodian for GuideOne Mutual Insurance Company

(1)     All payments by wire transfer of immediately available funds to:

Wells Fargo Bank, N.A.

ABA No. 121-000-248

BNFA= 0000840245

BNF Trust Wire Clearing

OBI FFC: 21025000

GuideOne Mutual Insurance Company

Attn: Jozsef Hegedus (612) 667-7612

Ref: Issuer, Rate, Maturity, CUSIP/PPN, P&I Breakdown

(2)     All notices and statements should be sent to the following address:

GuideOne Mutual Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

(3)     Address for Electronic Delivery:

james.geiger@advantuscapital.com

(4)     Address for delivery of Notes:

Wells Fargo Bank Trust Operations Center

733 Marquette Ave., 3rd Floor

MAC N9306-036

Minneapolis, MN 55479

Wells Fargo Bank Custodian for GuideOne Mutual Insurance Co.,

Custodial account number: 21025000

Attn: Jozsef Hegedus (612) 667-7612

(5)     Tax ID No.: 42-0645088

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

GUIDEONE PROPERTY & CASUALTY INSURANCE COMPANY	$700,000

Register Notes in name of: Wells Fargo Bank, N.A. as Custodian for GuideOne Property & Casualty Insurance Company

(1)     All payments by wire transfer of immediately available funds to:

Wells Fargo Bank, N.A.

ABA No. 121-000-248

BNFA= 0000840245

BNF Trust Wire Clearing

OBI FFC: 21025400

GuideOne Property & Casualty Insurance Company

Attn: Jozsef Hegedus (612) 667-7612

Ref: Issuer, Rate, Maturity, CUSIP/PPN, P&I Breakdown

(2)     All notices and statements should be sent to the following address:

GuideOne Property & Casualty Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

(3)     Address for Electronic Delivery:

james.geiger@advantuscapital.com

(4)     Address for delivery of Notes:

Wells Fargo Bank Trust Operations Center

733 Marquette Ave., 3rd Floor

MAC N9306-036

Security Control & Transfer

Minneapolis, MN 55479

Wells Fargo Bank Custodian for GuideOne Property & Casualty Insurance Co.,

Custodial account number: 21025400

Attn: Jozsef Hegedus (612) 667-7612

(5)     Tax ID No.: 42-1409999

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

SECURITY NATIONAL LIFE INSURANCE COMPANY	$500,000

Register Notes in name of: How & Co.

(1)     All payments by wire transfer of immediately available funds to:

NORTHERN CHGO/TRUST

ABA# 071-000-152

Account #17-74574

Zions First National Bank

Further Credit to:

Account Name: Security National Life

Account Number: 7794900A

with sufficient information

to identify the source and application of such funds.

(2)     All notices and statements should be sent to the following address:

Security National Life Insurance Co.

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

(3)     Address for Electronic Delivery:

james.geiger@advantuscapital.com

(4)     Address for delivery of Notes:

Northern Trust Co of New York

Harborside Financial Center, Plaza 10

3 Second Street Ste 1401

Jersey City, NJ 07311-3988

Account #: 17-74574 Zions First National Bank, Trust Dept

For further credit to:

Account Name:   Security National Life Insurance Co.

Account Number: 7794900A

(5)     Tax ID No.: 36-2610791

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

FORT DEARBORN LIFE INSURANCE COMPANY	$2,000,000

Register Notes in name of: Strafe & Co

(1)     All payments by wire transfer of immediately available funds to:

JP Morgan Private Client Services

ABA#:   044000037

For further credit to:

Banc One Account #: 2600218706

Account Name: Fort Dearborn Life Ins Co (Separate-MVA)

Attn:       Cami Chapman (614) 244-4084

Credit: #980401787

with sufficient information

to identify the source and application of such funds.

(2)     All notices and statements should be sent to the following address:

Fort Dearborn Life Insurance Co.

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

(3)     Address for Electronic Delivery:

james.geiger@advantuscapital.com

(4)     Address for delivery of Notes:

Bank One Investment Management Group

C/O Trade Settlement

340 South Cleveland Ave. Bldg. 350

Westerville, OH 43081

0H1-0393

(5)     Tax ID No.: 36-2598882

INFORMATION RELATING TO PURCHASERS

PRINCIPAL AMOUNT OF
SERIES 2007 NOTES TO BE
NAME AND ADDRESS OF PURCHASER	PURCHASED

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.	$1,600,000

Register Notes in name of: Hare & Co.
(1) All payments by wire transfer of immediately available funds to:

Hare & Co. c/o The Bank of New York ABA: 021000018 BNF: IOC 566 Attn P & I Department Cusip: Account: 531463

with sufficient information to identify the source and application of such funds.

(2) All notices and statements should be sent to the following address:

Blue Cross and Blue Shield of Florida, Inc. c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

(3) Address for Electronic Delivery:

james.geiger@advantuscapital.com

(4) Address for delivery of Notes:

The Bank of New York One Wall Street, 3rd Floor Window A New York, NY 10286 Acct Name: Blue Cross and Blue Shield of Florida, Inc. Acct #:531463

(5) Tax ID No.: 59-2015694

INFORMATION RELATING TO PURCHASERS

PRINCIPAL AMOUNT OF
SERIES 2007 NOTES TO BE
NAME AND ADDRESS OF PURCHASER	PURCHASED

FORT DEARBORN LIFE INSURANCE COMPANY	$700,000

Register Notes in name of: Strafe & Co
(1) All payments by wire transfer of immediately available funds to:

 JP Morgan Private Client Services
 ABA#:044000037
For further credit to:
Banc One Account #: 2600218717
Account Name: Fort Dearborn Life Ins Co (Advantus IP)
Attn: Cami Chapman (614) 244-4084
Credit: #980401787

with sufficient information to identify the source and application of such funds.

(2) All notices and statements should be sent to the following address:

Fort Dearborn Life Insurance Co. c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

(3) Address for Electronic Delivery:

james.geiger@advantuscapital.com

(4) Address for delivery of Notes:

Bank One Investment Management Group C/O Trade Settlement 340 South Cleveland Ave. Bldg. 350 Westerville, OH 43081 0H1-0393

(5) Tax ID No.: 36-2598882

INFORMATION RELATING TO PURCHASERS

PRINCIPAL AMOUNT OF
SERIES 2007 NOTES TO BE
NAME AND ADDRESS OF PURCHASER	PURCHASED

FORT DEARBORN LIFE INSURANCE COMPANY	$700,000

Register Notes in name of: Strafe & Co
(1) All payments by wire transfer of immediately available funds to:

JP Morgan Private Client Services
ABA#:044000037
For further credit to:
Banc One Account #: 2600218718
Account Name: Fort Dearborn Life Ins Co (Advantus C & S)
Attn: Cami Chapman (614) 244-4084
Credit: #980401787

with sufficient information to identify the source and application of such funds.

(2) All notices and statements should be sent to the following address:

Fort Dearborn Life Insurance Co. c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

(3) Address for Electronic Delivery:

james.geiger@advantuscapital.com

(4) Address for delivery of Notes:

Bank One Investment Management Group C/O Trade Settlement 340 South Cleveland Ave. Bldg. 350 Westerville, OH 43081 0H1-0393

(5)  Tax ID No.: 36-2598882

INFORMATION RELATING TO PURCHASERS

PRINCIPAL AMOUNT OF
SERIES 2007 NOTES TO BE
NAME AND ADDRESS OF PURCHASER	PURCHASED

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY	$10,000,000

(1) All payments by wire or intrabank transfer of immediately available funds to:

State Street Bank and Trust Company Boston, MA02101 ABA #011000028
For further credit to:	Southern Farm Bureau Life Insurance Company, DDA #59848127 Account #EQ83

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213 Attn: Investment Department

(3)	All other communications:

Southern Farm Bureau Life Insurance Company P. O. Box 78 Jackson, MS 39205 Attn: Investment Department

or by overnight delivery to: 1401 Livingston Lane Jackson, MS 39213

Contact Person:

Carol Robertson, CFA Telephone (601) 981-5332 extension 1506 Facsimile (601)-981-3605

(4)	E-mail address for Electronic Delivery:

ddivine@sfbli.com

(5)	Tax ID: 64-0283583

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

PACIFIC LIFE INSURANCE COMPANY	$5,000,000
$1,000,000
$1,000,000
$1,000,000
$1,000,000
$1,000,000

Register Notes in Name of: Mac & Co.
(1)	All payments by wire or intrabank transfer of immediately available funds to:

Mellon Trust of New England ABA # 0110-0123-4 DDA # 125261 Attn: MBS Income CC: 1253 A/C Name: Pacific Life General Account/ PLCF 1810132

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

(2)	All notices of payments and written confirmations of such wire transfers and any audit confirmation:

Mellon Trust Attention: Pacific Life Accounting Team Three Mellon Bank Center AIM # 153-3610 Pittsburgh, PA 15259 Fax #: (412) 236-7529

And

Pacific Life Insurance Company Attn: Securities Administration – Cash Team 700 Newport Center Drive Newport Beach, CA 92660-6397 Fax #: (949) 640-4013

(3)	All other communications:
Pacific Life Insurance Company Attn: Securities Department 700 Newport Center Drive Newport Beach, CA 92660-6397 Fax #: (949) 219-5406

(4)	E-mail address for Electronic Delivery:

Matthew.Levene@pacificlife.com

(5)	Address for delivery of Notes:

Mellon Securities Trust Company 120 Broadway 13th Floor New York, NY 10271 Contact Name: Robert Ferraro Contact Phone No.: (212) 374-1918 A/C Name: Pacific Life General Account A/C Number: PLCF1810132

(6)	Tax ID: 95-1079000

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

KNIGHTS OF COLUMBUS	$7,000,000

All payments by wire or intrabank transfer of immediately available funds to:
(1)
BK OF NY/CUST ABA # 021 0000 18 KNIGHTS OF COLUMBUS FPA A/C # 8900 640 731

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

All notices of payments and written confirmations of such wire transfers and any audit confirmation:
(2)

Knights of Columbus FPA Account # 201047 Attn: Investment Accounting Dept., 14th Floor, One Columbus Plaza, New Haven, CT 06510-3326 USA

(3)	All other communications:

Knights of Columbus Legal Department, Office of Investment General Counsel Attn: Investment Department One Columbus Plaza, New Haven, CT 06510-3326 USA

(4)	E-mail address for Electronic Delivery:

	Email:	marywong@bankofny.com

William.holley@kofc.org

(5)	Address for delivery of Notes and closing documents:

Notes:
Mary Wong, Assistant Treasurer Tel. 212-635-1003 Physical Delivery The Bank of New York One Wall Street, 3rd Floor, Window “A” New York, NY10286 USA KNIGHTS OF COLUMBUS FPA ACCOUNT # 201047

and closing documents:

William A. Holley III, Esq, Vice President & Investment General Counsel Knights of Columbus One Columbus Plaza New Haven, CT 06510-3326 203-752-4025

(6)	Tax ID: 06-0416470

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

STATE FARM LIFE INSURANCE COMPANY	$7,000,000

(1)           All payments by wire transfer of immediately available funds to:

JPMorganChase

ABA#    021000021

Attn:       SSG Private Income Processing

A/C#      900 9 000200

For further credit to:  State Farm Life Insurance Company

Custody Account # G06893

RE:              6.08% Senior Notes; PPN #: 44565# AE1
Maturity Date: July 26, 2014,

Each such wire transfer shall set forth the name of the Issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)           Send notices, financial statements, officer’s certificates and other correspondence to:

State Farm Life Insurance Company

Investment Dept. E-8

One State Farm Plaza

Bloomington, IL   61710

If by E-Mail: privateplacements@statefarm.com

with a copy to:

State Farm Life Insurance Company

Investment Accounting Dept. D-3

One State Farm Plaza

Bloomington, IL 61710

(3)           Send the original security (via registered mail) to:

JPMorganChase

4 New York Plaza

Ground Floor Receive Window

New York, NY 10041

Account: G06893

Send an additional copy of the original security plus an original set of closing documents and two conformed copies of the Note Purchase Agreement to:

State Farm Insurance Companies

One State Farm Plaza

Bloomington, Illinois 61710

Attn:            Investment Legal E-3
Christiane M. Stoffer, Associate General Counsel

(4)           Taxpayer I.D. Number:  37-0533090

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

THE TRAVELERS INDEMNITY COMPANY	$5,000,000

All payments by wire or intrabank transfer of immediately available funds to:
(1)
JP Morgan Chase Bank
ABA #021000021
Wire Account Name: Travelers Indemnity Company – Private Placements
Wire Account Number: 323954448

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

(2)	All notices and communications:

The Travelers Indemnity Company
c/o The Travelers Companies, Inc.
9275-NB11B
385 Washington Street
St. Paul, Minnesota 55102-1396

(3)	E-mail address for Electronic Delivery:

FixedIncomeInvestments@Travelers.com

(4)	Tax ID: 06-0566050

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

COUNTRY LIFE INSURANCE COMPANY	$4,000,000

(1)	All payments by wire or intrabank transfer of immediately available funds to:

Northern Trust Chgo/Trust
ABA Number 071000152
Wire Account Number 5186041000
For Further Credit to: 26-02712
Account Name: Country Life Insurance Company
Representing P & I on (list security) [BANK]

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

(2)	All notices of payments and written confirmations of such wire transfers and any audit confirmation:

Country Life Insurance Company
Attention: Investment Accounting
1705 N Towanda Avenue
Bloomington, IL 61702
Tel: (309) 821-6348
Fax: (309) 821-2800

(3)	All other communications:

Country Life Insurance Company
Attention: Investments
1705 N Towanda Avenue
Bloomington, IL 61702
Tel: (309) 821-6260
Fax: (309) 821-6301

(4)	E-mail address for Electronic Delivery:

(5)	Address for delivery of Notes:
The Northern Trust Company of New York
Harborside Financial Center 10, Suite1401
3 Second Street
Attn: 26-02712/Country Life Insurance Company
Jersey City, NJ 07311
Include Acct # and Name in cover letter as well.

(6)	Tax ID: 37-0808781

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES 2007 NOTES TO BE PURCHASED

COTTON STATES LIFE INSURANCE	$1,000,000

All payments by wire or intrabank transfer of immediately available funds to:
(1)
SUNTRUST BANKS, ATLANTA, GA
ABA Number 061000104
Wire Account Number 9088003134
For Further Credit to: 1129997
Account Name: Cotton States Life Insurance
Representing P & I on (list security) [BANK]

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

(2)	All notices of payments and written confirmations of such wire transfers and any audit confirmation:

Country Life Insurance Company
Attention: Investment Accounting
1705 N Towanda Avenue
Bloomington, IL 61702
Tel: (309) 821-6348
Fax: (309) 821-2800

(3)	All other communications:

Country Life Insurance Company
Attention: Investments
1705 N Towanda Avenue
Bloomington, IL 61702
Tel: (309) 821-6260
Fax: (309) 821-6301

(4)	E-mail address for Electronic Delivery:

(5)	Address for delivery of Notes:

SunTrust Bank
Free Securities Movement & Control
Mail Code GA-Atl-3132
303 Peachtree Street NE, Suite 1520
Atlanta GA 30308

(6)	Tax ID: 58-6078728

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Notes” is defined in Section 1.2.

“Adjusted Debt” means the Indebtedness of the Parent and its Subsidiaries.

“Adjusted LIBOR Rate” is defined in Section 1.4(a).

“Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, or (b) in the case of the Parent or any Subsidiary, any Person who is a director or officer of such Person or of any Person described in the foregoing clause (a).  As used in this definition, “Control” means (i) the power, direct or indirect, (A) to vote fifty percent (50%) or more of the securities having ordinary voting power for the election of directors of such Person or (B) to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or (ii) the ownership, direct or indirect, of ten percent (10%) or more of any class of Voting Stock of such Person (if such class of Voting Stock is publicly held).  Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Parent.

“Anti-Terrorism Order” means Executive Order 13224 of September 23, 2001, Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)).

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed; provided that, if the applicable Business Day relates to the determination of LIBOR, it means a day on which dealings are also carried on in U.S. dollar deposits in the London interbank market.

“Capital Lease” means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that shall have been or should be recorded as a capitalized lease in accordance with GAAP.

“Cash Flow” means, for any period, an amount equal to the sum of the following for such period: (a) Net Income of the Parent and its Subsidiaries plus (b) Interest Expense plus (c) taxes on income of the Parent and its Subsidiaries plus (d) depreciation and amortization expense of the Parent and its Subsidiaries plus (e) Rentals.

“Cash Flow Available for Fixed Charges” means, for any period, an amount equal to the sum of the following for such period: (a) Net Income of the Parent and its Subsidiaries plus (b) Interest Expense plus (c) taxes on income of the Parent and its Subsidiaries plus (d) Rentals.

“Change of Control” means an event or series of events by which any person or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) (such person or persons hereinafter referred to as an “Acquiring Person”) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the then outstanding Voting Stock of the Parent; provided that, notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred if the Parent (or the Acquiring Person if either (x) the Parent is no longer in existence or (y) the Acquiring Person has acquired all or substantially all of the assets thereof) shall have an Investment Grade Rating immediately following such Acquiring Person becoming the “beneficial owner” or consummating such acquisition.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means J.B. Hunt Transport, Inc., a Georgia corporation.

“Confidential Information” is defined in Section 20.

“Consolidated Net Worth” means, as of any date, the sum of capital stock, additional paid-in capital and retained earnings (minus accumulated deficits) of the Parent and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Assets” means, as of any date, the assets and properties of the Parent and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

“Control Event” means:

(a)                                  the execution by the Parent or any of its Subsidiaries or Affiliates of any agreement with respect to any proposed transaction or event or series of transactions or events that, individually or in the aggregate, may reasonably be expected to result in a Change of Control, or

(b)                                 the execution of any written agreement that, when fully performed by the parties thereto, would result in a Change of Control.

“Credit Agreement” means the Credit Agreement dated as of March 29, 2007 among the Parent, the various commercial banking institutions from time to time parties thereto, Suntrust Bank, LaSalle Bank, N.A., Deutsche Bank AG New York Branch and The Bank of Tokyo-Mitsubishi, Ltd., as Co-Syndication Agents, and Bank of America, N.A., as Administrative Agent, as such agreement hereafter may be amended, restated, supplemented, modified, refinanced, extended or replaced.

2

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. as its “base” or “prime” rate.

“Disclosure Documents” is defined in Section 5.3.

“Disposition” is defined in Section 10.7.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Parent under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fiscal Quarter” means each fiscal quarter of the Parent and its Subsidiaries.

“Fiscal Year” means each fiscal year of the Parent and its Subsidiaries.

“Fixed Charges” means, for any period, an amount equal to the sum of Interest Expense and Rentals for the Parent and its Subsidiaries.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a)           the government of

3

(i)                                     the United States of America or any state or other political subdivision thereof, or

(ii)                                  any jurisdiction in which the Parent or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Parent or any Subsidiary, or

(b)                                 any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty” of a Person means any guaranty, assumption, endorsement, or contingent agreement to purchase or provide funds for the payment of, or otherwise become liable upon, the obligation of any other Person, or any agreement to maintain the net worth or working capital or other financial condition of any other Person or any other assurance to any creditor of any Person against loss, including any comfort letter, operating agreement, take-or-pay contract, or the contingent liability of such Person in connection with any application for a letter of credit, excepting from the foregoing contingent liabilities the amount of such Person’s obligations with respect to bonds, deposits, standby letters of credit or other evidences of contingent obligations given to governmental entities in compliance with local and state requirements that have not been drawn or called upon.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“INHAM Exemption” is defined in Section 6.2(e).

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a)                                  all indebtedness for borrowed money of such Person or for the deferred purchase price of property acquired by, or for services rendered to (other than trade payables), such Person;

(b)                                 all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to any property acquired by such Person;

4

(c)                                  the present value determined in accordance with GAAP of all obligations of such Person under Capital Leases;

(d)                                 all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any Lien upon or in any property owned by such Person whether or not such Person has assumed or become liable for the payment of such indebtedness for borrowed money;

(e)                                any asserted withdrawal liability of such Person or a commonly controlled entity to a Multiemployer Plan;

(f)                                  all amounts of indebtedness which (x) represent recourse liabilities of such Person with respect to Securitized Receivables Transactions and which, (y) in accordance with GAAP, would be included on a balance sheet of such Person in respect of any Securitized Receivables Transactions if such facility were characterized as Indebtedness secured by Receivables rather than as a sale of assets;

(g)                               all Guaranties by such Person; and

(h)                               the present value of the minimum aggregate operating lease payments, determined on a consolidated basis in accordance with GAAP, payable by such Person pursuant to Long-Term Leases, discounted at 8%.

“Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of $5,000,000 or more in aggregate principal amount of the Notes and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Interest Expense” means, without duplication, for any period, the sum of (a) aggregate interest expense of the Parent and its Subsidiaries for such period, as determined in accordance with GAAP and in any event including, without duplication, all commissions, discounts and other fees and charges owed with respect to letters of credit and banker’s acceptances and net costs under interest rate protection agreements and the portion of any obligation under Capital Leases allocable to interest expense; plus (b) aggregate interest expense of the Parent and its Subsidiaries capitalized during such period; plus (c) Receivables Charges of the Parent and its Subsidiaries for such period under any Securitized Receivables Transaction.

“Investment Grade Rating” in respect of any Person means, at the time of determination, at least two of the following ratings of its senior, unsecured long-term indebtedness for borrowed money: (i) by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, or any successor thereof (“S&P”), “BBB-” or better, (ii) by Moody’s Investors Service, Inc., or any successor thereof (“Moody’s”), “Baa3” or better, or (iii) by another rating agency of recognized national standing, an equivalent or better rating.

“LIBOR” is defined in Section 1.4(a).

5

“LIBOR Breakage Amount” is defined in Section 8.8.

“Lien” as applied to the property of any Person means (a) any mortgage, pledge, lien, security interest, charge, encumbrance, or preference, priority or other security interest of any kind or nature whatsoever, including the retained security title of a conditional vendor or lessor, including Capital Leases and the interest of a purchaser of accounts receivable; and (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person.

“Long-Term Lease” means any lease (other than any Capital Lease) of real property or Revenue-Generating Equipment having an original term (including any required renewals or any renewals at the option of lessor) of one year or more.

“Make-Whole Amount” is defined in Section 8.7.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Parent and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, financial condition, assets or properties of the Parent and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement or the Notes, (c) the ability of any Subsidiary to perform its obligations under the Subsidiary Guaranty if it is a party thereto, (d) the ability of the Parent to perform its obligations under this Agreement or the Parent Guaranty, or (e) the validity or enforceability of this Agreement, the Notes, the Parent Guaranty or the Subsidiary Guaranty.

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“NAIC Annual Statement” is defined in Section 6.2(a).

“Net Income” means, for any period, (a) the gross revenues of the Parent and its Subsidiaries for such period; reduced by (b) the sum (without duplication) of the following items for such period (to the extent, except in the case of clause (i), included in such gross revenues):

(i)                                    operating and non-operating expenses of the Parent and its Subsidiaries according to GAAP (including current and deferred taxes on income, provision for taxes on unremitted foreign earnings included in such gross revenues and current additions to

6

reserves but excluding the lower of cost or market inventory write-downs and write-ups of current assets);

(ii)                                  all material gains (net of expense and taxes applicable thereto) arising from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets), other than gains or losses arising from sales in the ordinary course of business of revenue equipment;

(iii)                               all gains arising from the write-up of assets (other than the write-up of current assets as a result of the lower of cost or market adjustments to inventory);

(iv)                              all gains arising from the reacquisition of Indebtedness;

(v)                                 all equity of the Parent or any Subsidiary in the unremitted earnings of any Person in which the Parent has a minority interest;

(vi)                              all earnings of each Person acquired by the Parent or any Subsidiary through purchase of substantially all assets, merger, consolidation or otherwise for any period prior to the date of acquisition;

(vii)                           all deferred credits representing the excess of equity in any Subsidiary at the date of acquisition thereof over the cost of the investment in such Subsidiary;

(viii)                        any portion of net earnings of any Subsidiary which for any reason is unavailable for the payment of dividends to the Parent or any other Subsidiary; and

(ix)           the aggregate amount of dividends paid by all Subsidiaries to the Parent or to any Subsidiary during such period.

“Notes” is defined in Section 1.2.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Parent whose responsibilities extend to the subject matter of such certificate.

“Other Purchasers” is defined in Section 2.

“Parent” means J.B. Hunt Transport Services, Inc., an Arkansas corporation.

“Parent Guaranty” is defined in Section 1.2.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Securitized Receivables Transaction” means any Securitized Receivables Transaction to the extent that the aggregate investment or claims held at any time by all purchasers, assignees or transferees of (or of interests in) receivables and other rights to payment in all Securitized Receivables Transactions would at any time not exceed $300,000,000.

7

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Parent or any ERISA Affiliate or with respect to which the Parent or any ERISA Affiliate may have any liability.

“Priority Debt” means, as of any date, the sum (without duplication) of (a) Indebtedness of the Parent and the Company secured by Liens not otherwise permitted by Sections 10.4(a) through (h) and (b) Indebtedness of Subsidiaries other than the Company not otherwise permitted by Sections 10.5(a) through (e).

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Proposed Prepayment Date” is defined in Section 8.3(c).

“PTE” is defined in Section 6.2(a).

“Purchaser” means each purchaser listed in Schedule A.

“QPAM Exemption” is defined in Section 6.2(d).

“Qualified Institutional Buyer” means any Person that is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Receivable” of any Person means, as at any date of determination thereof, the unpaid principal portion of the obligation of any customer of such Person to pay money to such Person in respect of any services performed by such Person or inventory purchased from such Person, net of all credits, rebates and offsets owed to such customer by such Person and also net of all commissions payable by such Person to third parties (and for purposes hereof, a credit or rebate paid by check or draft of such Person shall be deemed to be outstanding until such check or draft shall have been debited to the respective account of such Person on which such check or draft was drawn).

“Receivables Charge” means any charges, fees, interest expense, discounts, or similar items incurred by the Parent or its Subsidiaries in connection with the sale, transfer, or assignment by such Person of Receivables of such Person.

“Rentals” means the aggregate fixed amounts payable by the Parent and its Subsidiaries under any lease of real property or Revenue-Generating Equipment having an original term (including any required renewals or any renewals at the option of lessor) of one

8

year or more but does not include any amounts payable under any Capital Lease of property by the Parent or its Subsidiaries, as lessee.

“Revenue-Generating Equipment” means tractors, trailers, containers or chassis.

“Required Holders” means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Parent or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Parent with responsibility for the administration of the relevant portion of this Agreement.

“SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Securitized Receivables Transaction” means a sale, transfer, conveyance, lease, or assignment by the Parent and its Subsidiaries to a Special Purpose Subsidiary of Receivables of the Parent or its Subsidiaries in connection with any one or more transactions involving the securitization of such Receivables.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Parent.

“Senior Indebtedness” means any Indebtedness of the Company, other than any Indebtedness that is in any manner subordinated in right of payment or security in any respect to the Notes.

“Series 2007 Notes” is defined in Section 1.1.

“Source” is defined in Section 6.2.

“Special Purpose Subsidiary” means any special purpose entity that is a Subsidiary and that is established for the purpose of purchasing Receivables and financing such Receivables in a Securitized Receivables Transaction.

“Subsidiary” means any corporation, partnership, association, limited liability company, or other business entity of which 50% or more of the Voting Stock or other equity interests, as appropriate, is at the time directly or indirectly owned by the Parent and one or more other Subsidiaries, or by one or more other Subsidiaries.

“Supplement” is defined in Section 1.2.

9

“Subsidiary Guarantor” means any Subsidiary that hereafter becomes a party to the Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 9.7.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“this Agreement” or “the Agreement” is defined in Section 17.3.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Voting Stock” means, with respect to any Person, any class of shares of stock or other equity interests of such Person having general voting power under ordinary circumstances to elect a majority of the board of directors or other managing entities, as appropriate, of such Person (irrespective of whether or not at the time stock of any other class or classes or other equity interests of such Person shall have or might have voting power by reason of the happening of any contingency).

“Wholly Owned Subsidiary” means, at any time, any Subsidiary 100% of all of the Voting Stock (except directors’ qualifying shares and other minority shares held solely to satisfy organization requirements of the applicable jurisdiction) and voting interests of which are owned by any one or more of the Parent and its Wholly Owned Subsidiaries at such time.

10

SCHEDULE 5.3

DISCLOSURE

None.

SCHEDULE 5.4

ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES

J.B. Hunt Transport Services, Inc., an Arkansas corporation
Board of Directors
Wayne Garrison	Chairman
Gary C. George
J. Bryan Hunt, Jr.
Johnelle Hunt	Corporate Secretary
Coleman H. Peterson
James L. Robo
Kirk Thompson	President & Chief Executive Officer
Leland Tollett
John A. White

Senior Officers
Paul R. Bergant	Executive Vice President, Marketing,
Chief Marketing Officer and President
of Intermodal
David N. Chelette	Vice President and Treasurer
Donald G. Cope	Senior Vice President, Finance,
Controller, and Chief Accounting Officer
Craig Harper	Executive Vice President, Operations
and Chief Operations Officer
Terrence D. Matthews	Senior Vice President, Marketing
David G. Mee	Senior Vice President, Tax and Risk
Management
Kay J. Palmer	Executive Vice President and Chief
Information Officer
Bob D. Ralston	Executive Vice President, Equipment
and Properties
John N. Roberts, III	Executive Vice President and President,
Dedicated Contract Services
Kirk Thompson	President and Chief Executive Officer
Jerry W. Walton	Executive Vice President, Finance and
Administration and Chief Financial Officer

J.B. Hunt Transport, Inc., a Georgia corporation
99.9% owned by J.B. Hunt Transport Services, Inc.

J.B. Hunt Corp. a Delaware corporation
100% owned by J.B. Hunt Transport Services, Inc.

J.B. Hunt Logistics, Inc., an Arkansas corporation
100% owned by LA, Inc.

L.A., Inc. an Arkansas corporation
100% owned by J.B. Hunt Transport Services, Inc.

FIS, Inc., a Nevada corporation
100% owned by J.B. Hunt Transport Services, Inc.

Hunt Mexicana, S.A. de C.V., a Mexican corporation
99.9% owned by LA, Inc.

JBH Receivables LLC, a Delaware limited liability corporation
100% owned by J.B. Hunt Transport, Inc.

Affiliates

J.B. Hunt, LLC	Owns approximately 25.4% of outstanding JBHT stock as of June 30, 2007.
807 W. Bowen Boulevard
Fayetteville, AR 72701

 SCHEDULE 5.5

FINANCIAL STATEMENTS

The following financial statements and notes to financial statements are incorporated by reference from the Parent’s Form 10-K dated December 31, 2006, filed February 28, 2007:

The Parent’s Consolidated Balance Sheets dated December 31, 2006 and 2005

The Parent’s Consolidated Statements of Earnings for the years ended December 31, 2006, 2005, and 2004

The Parent’s Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2006, 2005, and 2004

The Parent’s Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005, and 2004

The Notes to Consolidated Financial Statements

The following financial statements and notes to financial statements are incorporated by reference from the Parent’s Form 10-Q dated March 31, 2007, filed April 30, 2007:

The Parent’s Consolidated Balance Sheets dated December 31, 2006 and March 31, 2007

The Parent’s Consolidated Statements of Earnings for the three months ended March 31, 2007 and 2006

The Parent’s Consolidated Statements of Cash Flows for the three months ended March 31, 2007 and 2006

The Notes to Consolidated Financial Statements

SCHEDULE 5.8

LITIGATION

None.

SCHEDULE 5.14

USE OF PROCEEDS

Refinance existing indebtedness of the Company, for the acquisition of equipment and for general corporate purposes (including the repurchase of shares of the Parent’s outstanding stock).

SCHEDULE 5.15

EXISTING INDEBTEDNESS

$250 Million Senior Revolving Credit Facility Agreement dated as of March 29, 2007, between J.B. Hunt Transport Services, Inc. and various commercial banking institutions, subsequently increased (pursuant to its terms) to $350 million.  As of June 30, 2007, there was $194,000,000 outstanding on this facility.

$200 Million Receivables Sale Agreement dated as of July 31, 2006, among JBH Receivables LLC, as the Seller, J.B. Hunt Transport, Inc. as the Initial Collection Agent, ABN AMRO Bank N.V. as the Agent, the Committed Purchasers from time to time party thereto, and Windmill Funding Corporation, subsequently increased to $225 million.  As of June 30, 2007, there was $220,000,000 outstanding on this facility.

$100 Million Term Loan Agreement by and among J.B. Hunt Transport, Inc. as Borrower, the Lenders from time to time party thereto, and SunTrust Bank as Administrative Agent dated as of September 29, 2006. This agreement is secured by 7,259 Wabash trailers.  As of June 30, 2007, $89,500,000 was outstanding on this loan.

$200,000,000 5.31% Senior Notes, due March 29, 2011.

SCHEDULE 10.4

LIENS

Liens attached to 7,259 Wabash trailers securing the $100 million Term Loan Agreement with SunTrust Bank.

SCHEDULE 10.5

SUBSIDIARY INDEBTEDNESS

$200 Million Receivables Sale Agreement dated as of July 31, 2006, among JBH Receivables LLC, as the Seller, J.B. Hunt Transport, Inc. as the Initial Collection Agent, ABN AMRO Bank N.V. as the Agent, the Committed Purchasers from time to time party thereto, and Windmill Funding Corporation, subsequently increased to $225 million.

EXHIBIT 1.1

[FORM OF SERIES 2007 NOTE]

J.B. HUNT TRANSPORT, INC.

6.08% Senior Note due July 26, 2014

No. R-[ ]	[Date]
$[ ]	PPN: 44565# AE1

FOR VALUE RECEIVED, the undersigned, J.B. HUNT TRANSPORT, INC. (herein called the “Company”), a corporation organized and existing under the laws of the state of Georgia, promises to pay to [         ], or registered assigns, the principal sum of $[              ] on July 26, 2014, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.08% per annum from the date hereof, payable semiannually, on January 26 and July 26 in each year, commencing with the January 26 or July 26 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) 8.08% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), but in each case in no event in excess of the maximum nonusurious rate of interest permitted under applicable law.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement dated as of July 15, 2007 (as from time to time amended, the “Note Purchase Agreement”), between the Company, J.B. Hunt Transport Services, Inc. and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note also is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

J.B. HUNT TRANSPORT, INC.

By:
Name:
Title:

2

EXHIBIT 1.2

J.B. HUNT TRANSPORT, INC.
J.B. HUNT TRANSPORT SERVICES, INC.

[              ] SUPPLEMENT TO NOTE PURCHASE AGREEMENT

Dated as of

Re:          $                                   % Senior Notes, Series

due

J.B. HUNT TRANSPORT, INC.
J.B. HUNT TRANSPORT SERVICES, INC.
615 J.B. Hunt Corporate Drive
Lowell, AR 72745
Phone: 479-820-0000
Fax: 479-659-6297

[       ] SUPPLEMENT TO MASTER NOTE PURCHASE

AGREEMENT DATED AS OF JULY 15, 2007

Dated as of [             ]

TO EACH OF THE PURCHASERS LISTED IN THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

This [Number] Supplement to Master Note Purchase Agreement (the “Supplement”) is among J.B. HUNT TRANSPORT SERVICES, INC., an Arkansas corporation (the “Parent”), J.B. HUNT TRANSPORT, INC., a Georgia corporation and a Subsidiary of the Parent (the “Company”), and the institutional investor[s] named on the attached Schedule A (the “Purchaser[s]”).

Reference is hereby made to the Master Note Purchase Agreement dated as of July 15, 2007 (the “Note Purchase Agreement”) between the Company, the Parent and the purchasers listed on Schedule A thereto.  Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Note Purchase Agreement.  Reference is further made to Section 1.2 of the Note Purchase Agreement, which provides that each series of Additional Notes will be issued pursuant to a Supplement.

The Company agrees with the Purchaser[s] as follows:

1.                                       Authorization of the New Series of Additional Notes.  The Company has authorized the issue and sale of $[          ] aggregate principal amount of Notes to be designated as its [   %] [Floating Rate] Senior Notes, Series [    ], due [    ], [    ] (the “Series [    ] Notes”). The Series [    ] Notes, together with the Series 2007 Notes [and the Series [    ] Notes] heretofore issued pursuant to the Note Purchase Agreement and each series of Additional Notes that may from time to time hereafter be issued pursuant to the provisions of Section 1.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement).  The Series [    ] Notes shall be substantially in the form set out in Exhibit 1 to this [    ] Supplement, with such changes therefrom, if any, as may be approved by the Purchaser[s] and the Company.

2.                                       Sale and Purchase of Series [    ] Notes.  Subject to the terms and conditions herein and in the Note Purchase Agreement, the Company will issue and sell each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Series [   ] Notes in the principal amount specified opposite such Purchaser’s name in the attached Schedule A at the purchase price of 100% of the principal amount thereof.  The obligations of the Purchasers are several and not joint obligations and each Purchaser shall have no liability to any Person for the performance or non-performance by any other Purchaser hereunder.

3.                                       Closing.  The sale and purchase of the Series [    ] Notes to be purchased by the Purchasers shall occur at the offices of [                                 ] at 9:00 a.m., [    ] time, at a closing (the “Closing”) on [    ], [    ] or on such other Business Day thereafter on or prior to [    ], [    ] as may be agreed upon by the Company and you and the other Purchasers.  At the Closing, the Company will deliver to you the Series [    ] Notes to be purchased by you in the form of a single Note (or such greater number of Series [    ] Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [            ]at [Name and Address of Bank], ABA No. [          ].  If at the Closing the Company fails to tender such Series [    ] Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4.                                       Conditions to Closing.  Each Purchaser’s obligation to purchase and pay for the Series [    ] Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement and to the following additional conditions:

(a)                                  Except as supplemented, amended or superseded by the representations and warranties set forth in Schedule 4, each of the representations and warranties of the Parent and the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and each of the Parent and the Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

(b)                                 Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series              Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

[Here insert any modifications to conditions or additional conditions to Closing]

5.                                       [Here insert special provisions for Series              Notes including prepayment provisions applicable to Series              Notes (including make-whole amount, premium and breakage amount, if any)].

2

6.                                       Representations of the Purchasers.  Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series              Notes by such Purchaser.

7.                                       Applicability of Note Purchase Agreement.  The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

8.                                       Additional Provisions.  [Here insert any additional provisions].

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.  This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,

J.B. HUNT TRANSPORT, INC.

By:
Name:
Title:

J.B. HUNT TRANSPORT SERVICES, INC.

By:
Name:
Title:

3

The foregoing is agreed to as of the date thereof.

[ADD PURCHASER SIGNATURE BLOCKS]

4

CONFIRMATION

Each of the undersigned acknowledges receipt of the foregoing [     ] Supplement to Note Purchase Agreement dated as of July 15, 2007 and confirms the continuing validity and enforceability against such undersigned of the Security Agreement to which such undersigned is a party.

[ADD SIGNATURE BLOCKS FOR EACH

SUBSIDIARY GUARANTOR]

5

Schedule A to

[    ] Supplement

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series [ ] Notes to be Purchased

Register Notes in name of:

(1)                                  All scheduled payments of principal and interest
by wire transfer of immediately available funds to:

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)                                  All notices of payments and written confirmations of such wire transfers:

(3)                                  Original notes delivered to:

(4)                                All other communications:

(5)                                  E-mail address for electronic delivery:

(6)                                Tax ID No.

6

Schedule 4 to

[   ] Supplement

SUPPLEMENTAL REPRESENTATIONS

Each of the Parent and the Company represents and warrants to each Purchaser that, except as hereinafter set forth in this Schedule 4, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date hereof with respect to the Series              Notes with the same force and effect as if each reference to “Series 2007 Notes” set forth therein was modified to refer to the “Series              Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the                Supplement.  The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement that are supplemented hereby:

Section 5.3.                                   Disclosure.  The Parent and the Company, through their agents, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., have delivered to each Purchaser a copy of a Private Placement Memorandum, dated [     ] (the “Memorandum”), relating to the transactions contemplated by the [            ] Supplement.  The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Parent and its Subsidiaries.  The Note Purchase Agreement, the Memorandum (including the Parent’s SEC filings referred to therein), the documents, certificates or other writings identified in Schedule 5.3 by or on behalf of the Parent in connection with the transactions contemplated by the Note Purchase Agreement and the                Supplement and the financial statements listed in Schedule 5.5 to the            Supplement (the Note Purchase Agreement, the                Supplement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Except as disclosed in the Disclosure Documents, since                         , there has been no change in the financial condition, operations, business or properties of the Parent or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Parent or the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4.                                   Organization and Ownership of Shares of Subsidiaries; Affiliates.  (a) Schedule 5.4 to the              Supplement contains (except as noted therein) complete and correct lists of (i) the Parent’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent and each other Subsidiary, (ii) the Parent’s Affiliates, other than Subsidiaries, and (iii) the Parent’s directors and senior officers.

7

Section 5.13.                             Private Offering by the Company.  None of the Parent, the Company or anyone acting on their behalf has offered the Series      Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than [  ] other Institutional Investors, each of which has been offered the Series              Notes at a private sale for investment.  None of the Parent, the Company or anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Series        Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14.                             Use of Proceeds; Margin Regulations.  Net proceeds from the sale of the Series              Notes will be used for                                and for general corporate purposes. No part of the proceeds from the sale of the Series              Notes pursuant to the            Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 1% of the value of the consolidated assets of the Parent and its Subsidiaries and the Parent does not have any present intention that margin stock will constitute more than 1% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.                             Existing Debt; Future Liens.  (a) Except as described therein, Schedule 5.15 to the              Supplement sets forth a complete and correct list of all outstanding Indebtedness of the Parent and its Subsidiaries as of [                  ] (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Parent or its Subsidiaries.  Neither the Parent nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Parent or any Subsidiary and no event or condition exists with respect to any Indebtedness of the Parent or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

[Add any additional Sections as appropriate at the time the Series              Notes are issued and any exceptions to the representations and warranties]

8

Exhibit 1 to

Supplement

FORM OF SERIES [    ] NOTE

9

EXHIBIT 1.3

PARENT GUARANTY

THIS GUARANTY (this “Guaranty”) dated as of July 15, 2007 is made by J.B. Hunt Transport Services, Inc., an Arkansas corporation (the “Guarantor”), in favor of the holders from time to time of the Notes hereinafter referred to, including each purchaser named in the Master Note Purchase Agreement hereinafter referred to, and their respective successors and assigns (collectively, the “Holders” and each individually, a “Holder”).

W I T N E S S E T H:

WHEREAS, J.B. Hunt Transport, Inc., a Georgia corporation (the “Company”), the Guarantor and the initial Holders have entered into a Master Note Purchase Agreement dated as of July 15, 2007 (the Master Note Purchase Agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the “Note Purchase Agreement”);

WHEREAS, the Note Purchase Agreement contemplates the issuance by the Company of Notes (as defined in the Note Purchase Agreement) in one or more series and tranches, up to $1,500,000,000 aggregate principal amount;

WHEREAS, the Company is a Subsidiary of the Guarantor and the Guarantor will derive substantial benefits from the purchase by the Holders of the Company’s Notes;

WHEREAS, it is a condition precedent to the obligation of the Holders to purchase the Notes that the Guarantor shall have executed and delivered this Guaranty to the Holders; and

WHEREAS, the Guarantor desires to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph;

NOW, THEREFORE, in consideration of the premises and other benefits to the Guarantor, and of the purchase of the Company’s Notes by the Holders, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Guarantor makes this Guaranty as follows:

SECTION 1.           Definitions.  Any capitalized terms not otherwise herein defined shall have the meanings ascribed to them in the Note Purchase Agreement.

SECTION 2.           Guaranty.  The Guarantor unconditionally and irrevocably guarantees to the Holders the due, prompt and complete payment by the Company of the principal of, Make-Whole Amount or LIBOR Breakage Amount, if any, and interest on (including interest accruing or becoming owing subsequent to the commencement of any bankruptcy, reorganization or similar proceeding involving the Company), and each other amount due under, the Notes or the Note Purchase Agreement, when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by declaration or otherwise) in accordance with the terms of the Notes and the Note Purchase Agreement (the Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the “Note Documents” and the amounts payable by the Company under the Note Documents, and all other monetary obligations of the Company thereunder (including any reasonable attorneys’ fees and expenses), being sometimes collectively hereinafter referred to as the “Obligations”).  This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Company or upon any other event, contingency or circumstance whatsoever.  If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, the Guarantor, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Company.  The Guarantor, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel.

SECTION 3.           Guarantor’s Obligations Unconditional.  The obligations of the Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of the Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim the Guarantor or any other person may have against the Company or any other person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor or the Company shall have any knowledge or notice thereof), including:

(a)           any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

(b)           any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

(c)           any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to the Guarantor of the occurrence of a “Default” or an “Event of Default” under any Note Document;

(d)           any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other

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action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

(e)           any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

(f)            any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Company, the Guarantor or to any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(g)           any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

(h)           any merger or consolidation of the Company or the Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company or the Guarantor to any other person;

(i)            any change in the ownership of any shares of capital stock of the Company or any change in the corporate relationship between the Company and the Guarantor, or any termination of such relationship;

(j)            any release or discharge, by operation of law, of any other guarantor from the performance or observance of any obligation, covenant or agreement contained in any other guarantee of the Note Documents or the Obligations; or

(k)           any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the Guarantor.

SECTION 4.           Full Recourse Obligations.  The obligations of the Guarantor set forth herein constitute the full recourse obligations of the Guarantor enforceable against it to the full extent of all its assets and properties.

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SECTION 5.           Waiver.  The Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 3, (b) notice to the Guarantor of the incurrence of any of the Obligations, notice to the Guarantor or the Company of any breach or default by the Company with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against the Guarantor, (c) presentment to or demand of payment from the Company or the Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders, (f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against the Guarantor.

SECTION 6.           Subrogation, Contribution, Reimbursement or Indemnity.  Until one year and one day after all Obligations have been paid in full, the Guarantor agrees not to take any action pursuant to any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including section 509 thereof, under common law or otherwise) of any of the Holders against the Company or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been paid in full, the Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company which may have arisen in connection with this Guaranty.  So long as the Obligations remain, if any amount shall be paid by or on behalf of the Company to the Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by the Guarantor in trust, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Holders (duly endorsed by the Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine.  The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.

SECTION 7.           Effect of Bankruptcy Proceedings, etc.  This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by the Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other person or any substantial part of its property, or otherwise, all as though such payment had not been made.  If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at

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any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other person of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and the Guarantor shall forthwith pay such principal amount, Make-Whole Amount, if any, LIBOR Breakage Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

SECTION 8.           Term of Agreement.  This Guaranty and all guaranties, covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be paid and performed in full and all of the agreements of the Guarantor hereunder shall be duly paid and performed in full.

SECTION 9.           Notices.  All notices and communications provided for hereunder shall be in writing and sent by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or by registered or certified mail with return receipt requested (postage prepaid), or by a recognized overnight delivery service (with charges prepaid) (a) if to the Company or any Holder at the address set forth in the Note Purchase Agreement or (b) if to the Guarantor, in care of the Company at the Company’s address set forth in the Note Purchase Agreement, or in each case at such other address as the Company, any Holder or such Guarantor shall from time to time designate in writing to the other parties.  Any notice so addressed shall be deemed to be given when actually received.

SECTION 10.         Survival.  All warranties, representations and covenants made by the Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders.  All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

SECTION 11.         Jurisdiction and Process; Waiver of Jury Trial.

(a)           The Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Parent Guaranty, the Note Purchase Agreement or the Notes.  To the fullest extent permitted by applicable law, the Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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(b)           The Guarantor agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 11(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c)           The Guarantor consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 11(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, or delivering a copy thereof in the manner for delivery of notices specified in Section 9, to it.  The Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d)           Nothing in this Section 11 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e)           THE GUARANTOR WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

SECTION 12.         Miscellaneous.  Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect.  The terms of this Guaranty shall be binding upon, and inure to the benefit of, the Guarantor and the Holders and their respective successors and assigns.  No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Guarantor and the Required Holders.  The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty.  This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of New York excluding choice-of-law principles of the

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law of such State that would require the application of the laws of a jurisdiction other than such State.

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

J.B. HUNT TRANSPORT SERVICES, INC.

By:
Name: David N. Chelette
Title: Treasurer

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EXHIBIT 4.4(a)

FORM OF OPINION OF COUNSEL
FOR THE COMPANY

The opinion of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C., counsel for the Company, shall be to the effect that:

1.                                       The Company is a corporation validly existing and in good standing under the laws of Georgia, and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted, and to enter into and perform the Agreement and to issue and sell the Notes.

2.                                       The Parent is a corporation validly existing and in good standing under the laws of Arkansas, and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted, and to enter into and perform the Agreement and to execute, deliver and perform the Parent Guaranty.

3.                                       The Agreement and the Notes have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company, and constitute the legal, valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

3.                                       The Agreement and the Parent Guaranty have been duly authorized by proper corporate action on the Parent, have been duly executed and delivered by an authorized officer of the Parent, and constitutes the legal, valid and binding obligation of the Parent, enforceable in accordance with their terms, except to the extent the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

4.                                       In any action or proceeding arising out of or relating to the Agreement, the Parent Guaranty and the Notes in any federal court sitting in the State of Arkansas or any Arkansas state court, such court would recognize and give effect to the governing law provisions of such documents choosing the laws of the State of New York, except that matters concerning the enforcement of remedies against personal property located in Arkansas shall be governed by the laws of the State of Arkansas.

5.                                       Based on the representations set forth in the Agreement, the offering, sale and delivery of the Notes and delivery of the Parent Guaranty do not require the registration of the

Notes or the Parent Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

6.                                       No authorization, approval or consent of, and no designation, filing (other than the filing of a Form 8-K after the Closing pursuant to the Securities Exchange Act of 1934), declaration, registration and/or qualification with, any Governmental Authority is necessary or required in connection with the execution, delivery and performance by the Company or the Parent of the Agreement or the offering, issuance and sale by the Company of the Notes, and no authorization, approval or consent of, and no designation, filing (other than the filing of a Form 8-K after the Closing pursuant to the Securities Exchange Act of 1934), declaration, registration and/or qualification with, any Governmental Authority is necessary or required in connection with the execution, delivery and performance by the Parent of the Parent Guaranty.

7.                                       The issuance and sale of the Notes by the Company, the performance of the terms and conditions of the Notes and the Agreement by the Company and the execution and delivery of the Agreement by the Company do not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of the Company pursuant to the provisions of (i) the certificate of incorporation or bylaws of the Company, (ii) any loan agreement known to such counsel to which the Company is a party or by which the Company or its property is bound, (iii) any other Material agreement or instrument known to such counsel to which the Company is a party or by which the Company or its property is bound, (iv) any law (excluding usury laws) or regulation applicable to the Company, or (v) to the knowledge of such counsel, any order, writ, injunction or decree of any court or Governmental Authority applicable to the Company.

8.                                       The execution, delivery and performance of the Agreement and the Parent Guaranty by the Parent will not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of the Parent pursuant to the provisions of (i) its articles of incorporation or by-laws, (ii) any loan agreement known to such counsel to which the Parent is a party or by which it or its property is bound, (iii) any other Material agreement or instrument known to such counsel to which the Parent is a party or by which it or its property is bound, (iv) any law (excluding usury laws) or regulation applicable to the Parent, or (v) to the knowledge of such counsel, any order, writ, injunction or decree of any court or Governmental Authority applicable to the Parent.

9.                                       None of the Company, the Parent or any Subsidiary is (i) a “public utility” as defined in the Federal Power Act, as amended, or (ii) an “investment company” or a company “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

10.                                 Based on the representations set forth in the Agreement, the issuance of the Notes and the intended use of the proceeds of the sale of the Notes do not violate or conflict with Regulation U, T or X of the Board of Governors of the Federal Reserve System.

The opinion of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C. shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request.  With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on

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appropriate certificates of public officials and officers of the Company and with respect to matters governed by the laws of any jurisdiction other than the United States of America, the laws of the state of New York, Arkansas or Georgia, such counsel may rely upon the opinions of counsel deemed (and stated in their opinion to be deemed) by them to be competent and reliable. The opinion shall state that subsequent transferees and assignees of the Notes and Foley & Lardner LLP may rely thereon.

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EXHIBIT 4.4(b)

FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS

The opinion of Foley & Lardner LLP, special counsel to the Purchasers, shall be to the effect that:

1.                                       The Agreement and the Notes constitute the legal, valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

2.                                       The Agreement and the Parent Guaranty constitute the legal, valid and binding obligation of the Parent, enforceable in accordance with their terms, except to the extent the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

3.                                       Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes and the execution and delivery of the Parent Guaranty do not require the registration of the Notes or the Parent Guaranty under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

4.                                       No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Agreement or the Notes.

Foley & Lardner LLP may rely upon the opinion of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C. as to the due authorization, execution and delivery of the Agreement, the Notes and the Parent Guaranty.  Such opinion shall state that the opinion of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C. is satisfactory in form and scope to it, and that, in its opinion, the Purchasers and it are justified in relying thereon and shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request.

EXHIBIT 9.7

SUBSIDIARY GUARANTY

THIS GUARANTY (this “Guaranty”) dated as of [        ], 200[ ] is made by each of the undersigned (each being a “Guarantor”), in favor of the holders from time to time of the Notes hereinafter referred to and their respective successors and assigns (collectively, the “Holders” and each individually, a “Holder”).

W I T N E S S E T H:

WHEREAS, J.B. HUNT TRANSPORT, INC., a Georgia corporation (the “Company”), J.B. Hunt Transport Services, Inc., an Arkansas corporation, and the initial Holders have entered into a Master Note Purchase Agreement dated as of July 15, 2007 (the Master Note Purchase Agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the “Note Purchase Agreement”);

WHEREAS, the Note Purchase Agreement contemplates the issuance by the Company of Notes (as defined in the Note Purchase Agreement) in one or more series and tranches, up to $1,500,000,000 aggregate principal amount;

WHEREAS, the Company directly or indirectly owns all of the issued and outstanding capital stock of each Guarantor and, by virtue of such ownership and otherwise, such Guarantor has derived or will derive substantial benefits from the purchase by the Holders of the Company’s Notes;

WHEREAS, it is a requirement of the Note Purchase Agreement that each Guarantor execute and deliver this Guaranty to the Holders; and

WHEREAS, each Guarantor desires to execute and deliver this Guaranty to satisfy the requirement described in the preceding paragraph;

NOW, THEREFORE, in consideration of the premises and other benefits to each Guarantor, and of the purchase of the Company’s Notes by the Holders, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Guarantor makes this Guaranty as follows:

SECTION 1            Definitions.  Any capitalized terms not otherwise herein defined shall have the meanings attributed to them in the Note Purchase Agreement.

SECTION 2            Guaranty.  Each Guarantor, jointly and severally with each other Guarantor, unconditionally and irrevocably guarantees to the Holders the due, prompt and complete payment by the Company of the principal of, Make-Whole Amount, if any, LIBOR Breakage Amount, if any, and interest on (including interest accruing or becoming owing subsequent to the commencement of any bankruptcy, reorganization or similar proceeding involving the Company), and each other amount due under, the Notes or the Note Purchase Agreement, when and as the same shall become due and payable (whether at stated maturity or

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by required or optional prepayment or by declaration or otherwise) in accordance with the terms of the Notes and the Note Purchase Agreement (the Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the “Note Documents” and the amounts payable by the Company under the Note Documents (including any attorneys’ fees and expenses), being sometimes collectively hereinafter referred to as the “Obligations”).  This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Company or upon any other event, contingency or circumstance whatsoever.  If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, each Guarantor, without demand, presentment, notice of acceleration, notice of intent to accelerate, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Company.  Each Guarantor, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel.  Notwithstanding the foregoing, the right of recovery against each Guarantor under this Guaranty is limited to the extent it is judicially determined with respect to any Guarantor that entering into this Guaranty would violate Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law, in which case such Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

SECTION 3.           Guarantor’s Obligations Unconditional.  The obligations of each Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of each Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim each Guarantor or any other Person may have against the Company or any other Person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and except as provided in Section 9.7(b) of the Note Purchase Agreement, shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not each Guarantor or the Company shall have any knowledge or notice thereof), including:

(a)           any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

(b)           any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any Person to perfect any interest in any collateral;

(c)           any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Note Documents or any other instrument or

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agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to any Guarantor of the occurrence of a “Default” or an “Event of Default” under any Note Document;

(d)           any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

(e)           any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

(f)            any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Company, any Guarantor or to any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(g)           any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

(h)           any merger or consolidation of the Company or any Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company or any Guarantor to any other Person;

(i)            any change in the ownership of any shares of capital stock of the Company or any change in the corporate relationship between the Company and any Guarantor, or any termination of such relationship;

(j)            any release or discharge, by operation of law, of any Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or

(k)           any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against any Guarantor.

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SECTION 4.           Full Recourse Obligations.  The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.

SECTION 5.           Waiver.  Each Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 3, (b) notice to such Guarantor of the incurrence of any of the Obligations, notice to such Guarantor or the Company of any breach or default by such Company with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against such Guarantor, (c) presentment to, notice of acceleration of, notice of intent to accelerate or demand of payment from the Company or the Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders, (f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against such Guarantor.

SECTION 6.           Subrogation, Contribution, Reimbursement or Indemnity.  Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including Section 509 thereof, under common law or otherwise) of any of the Holders against the Company or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company which may have arisen in connection with this Guaranty.  So long as the Obligations remain, if any amount shall be paid by or on behalf of the Company to any Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders (duly endorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine.  The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.

SECTION 7.           Effect of Bankruptcy Proceedings, etc.  This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned

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by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other Person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other person or any substantial part of its property, or otherwise, all as though such payment had not been made.  If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and one or more Holders shall have attempted to accelerate the maturity of the principal amount of the Notes pursuant to and in compliance with Section 12.1 of the Note Purchase Agreement, or an event shall have occurred that pursuant to Section 12.1 of the Note Purchase Agreement purportedly results in the automatic acceleration of the maturity of the principal amount of the Notes, and in either such case such acceleration shall at such time be prevented by reason of the pendency against the Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and such Guarantor shall forthwith pay such principal amount, Make-Whole Amount, if any, LIBOR Breakage Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

SECTION 8.           Term of Agreement.  Subject to Section 9.7(b) of the Note Purchase Agreement, this Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be irrevocably paid and performed in full in cash and all of the agreements of such Guarantor hereunder shall be irrevocably duly paid and performed in full in cash.

SECTION 9.           Representations and Warranties.  Each Guarantor represents and warrants to each Holder that:

(a)           such Guarantor is a corporation or other legal entity validly existing and in good standing or equivalent status under the laws of its jurisdiction of organization and has the corporate or other power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

(b)           such Guarantor has the corporate or other power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate or other action to authorize its execution, delivery and performance of this Guaranty;

(c)           this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

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(d)           the execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or material contractual obligation of such Guarantor and, except as provided in the Note Purchase Agreement, will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of the Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law;

(e)           except as provided in the Note Purchase Agreement, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

(f)            no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of such Guarantor and its Subsidiaries taken as a whole;

(g)           the execution, delivery and performance of this Guaranty will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of such Guarantor or of any securities issued by such Guarantor; and

(h)           after giving effect to the transactions contemplated herein, (i) the present fair salable value of the assets of such Guarantor is in excess of the amount that will be required to pay its probable liability on its existing debts as said debts become absolute and matured, (ii)  such Guarantor has received reasonably equivalent value for executing and delivering this Guaranty, (iii) the property remaining in the hands of such Guarantor is not an unreasonably small capital, and (iv) such Guarantor is able to pay its debts as they mature.

SECTION 10.         Notices.  All notices under the terms and provisions hereof shall be in writing, and shall be delivered or sent by telex or telecopy or mailed by first-class mail, postage prepaid, or otherwise as provided in Section 18 of the Note Purchase Agreement, addressed (a) if to the Company or any Holder at the address set forth in,  the Note Purchase Agreement or (b) if to a Guarantor, in care of the Company at the Company’s address set forth in the Note Purchase Agreement, or in each case at such other address as the Company, any Holder or such Guarantor shall from time to time designate in writing to the other parties.  Any notice so addressed shall be deemed to be given when actually received.

SECTION 11.         Jurisdiction and Process; Waiver of Jury Trial.

(a)           Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guaranty,

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the Agreement or the Notes.  To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)           Each Guarantor agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 11(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c)           Each Guarantor consents to process being served in any suit, action or proceeding solely of the nature referred to in Section 11(a) by mailing a copy thereof by registered or certified or priority mail, postage prepaid, return receipt requested, or delivering a copy thereof in the manner for delivery of notices specified in Section 10, to it.  Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d)           Nothing in this Section 11 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e)           EACH GUARANTOR WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

SECTION 12.         Miscellaneous.  Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect.  The terms of this Guaranty shall be binding upon, and inure to the benefit of, each Guarantor and the Holders and their respective successors and assigns.  It is agreed and understood that any Subsidiary of the Company or of any Guarantor may become a Guarantor hereunder by executing a Joinder substantially in the form of Exhibit A

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attached hereto and delivering the same to the Holders.  Any such Person shall thereafter be a “Guarantor” for all purposes under this Guaranty.  No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each Guarantor and the Holders; provided, however, that a Guarantor may be fully released and discharged from this Guaranty pursuant to the terms of Section 9.7(b) of the Note Purchase Agreement.  The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty.  This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the state of New York, including all matters of construction, validity and performance.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

[Name of Guarantor]

By:
Name:
Title:

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FORM OF JOINDER TO SUBSIDIARY GUARANTY

The undersigned (the “Guarantor”), joins in the Subsidiary Guaranty dated as of [        ], 200[  ] from the Guarantors named therein in favor of the Holders, as defined therein, and (i) jointly and severally with the other Guarantors under the Subsidiary Guaranty, guarantees to the Holders from time to time of the Notes the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and the full and prompt performance and observance of all Obligations (as defined in Section 2 of the Subsidiary Guaranty), (ii) accepts and agrees to perform and observe all of the covenants set forth therein, (iii) waives the rights set forth in Section 5 of the Subsidiary Guaranty, (iv) waives the rights, submits to jurisdiction, and waives service of process as described in Section 11 of the Subsidiary Guaranty and (v) agrees to be bound by all of the terms thereof and represents and warrants to the Holders that:

(a)           the Guarantor is validly existing and in good standing or equivalent status under the laws of its jurisdiction of organization and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

(b)           the Guarantor has the requisite power and authority and the legal right to execute and deliver this Joinder to Subsidiary Guaranty (“Joinder”) and to perform its obligations hereunder and under the Subsidiary Guaranty and has taken all necessary action to authorize its execution and delivery of this Joinder and its performance of the Subsidiary Guaranty;

(c)           the Subsidiary Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)           the execution, delivery and performance of this Joinder will not violate any provision of any requirement of law or material contractual obligation of the Guarantor and, except as provided in the Note Purchase Agreement, will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of the Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law;

(e)           except as provided in the Note Purchase Agreement, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Joinder;

(f)            no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its properties or revenues with respect to this Joinder, the Subsidiary Guaranty or any of the transactions contemplated hereby or thereby;

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(g)           the execution, delivery and performance of this Joinder will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of the Guarantor or of any securities issued by the Guarantor; and

(h)           after giving effect to the transactions contemplated herein, (i) the present fair salable value of the assets of the Guarantor is in excess of the amount that will be required to pay its probable liability on its existing debts as said debts become absolute and matured, (ii)  the Guarantor has received reasonably equivalent value for executing and delivering this Guaranty, (iii) the property remaining in the hands of the Guarantor is not an unreasonably small capital, and (iv) the Guarantor is able to pay its debts as they mature.

(i)            Capitalized Terms used but not defined herein have the meanings ascribed in the Subsidiary Guaranty.

IN WITNESS WHEREOF, the undersigned has caused this Joinder to Subsidiary Guaranty to be duly executed as of                     ,         .

[Name of Guarantor]

By:
Name:
Title:

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